s

--------------------------------------------------------------------------------
                           (Filed pursuant to Rule 433; SEC File No. 333-124562)

[CARRINGTON CAPITAL MANAGEMENT LOGO]

MBS NEW ISSUE TERM SHEET

$1,378,474,000 (APPROXIMATE)

--------------------------------------------------------------------------------
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
Issuing Entity

JANUARY 23, 2006

--------------------------------------------------------------------------------
Citigroup Global Markets Inc.                                   [CITIGROUP LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Offered Certificates, until we have accepted your offer to purchase Offered
Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being sold when, as and if issued. The issuer is not obligated to issue such Offered Certificates or any similar security and the underwriter's obligation to deliver such Offered
Certificates is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such Offered Certificates when, as and if issued by the issuer. You are advised that the terms of the
Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuer does not deliver such Offered
Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the
Offered Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-248-3580.

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                          $1,378,474,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     Sponsor

             NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
                                   Originators

                        NEW CENTURY MORTGAGE CORPORATION
                                    Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
                                 Issuing Entity

TRANSACTION HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    AVG           DISTRIBUTION         INITIAL
  OFFERED                                                    EXPECTED RATINGS    LIFE(1)(2)       WINDOW(1)(2)      SUBORDINATION
  CLASSES      BALANCE(3)      DESCRIPTION     BENCHMARK    (S&P/MOODY'S/FITCH)  CALL / MAT        CALL / MAT           LEVEL
-----------------------------------------------------------------------------------------------------------------------------------

    A-1        591,325,000       FLT/SEN        1M LIBOR     AAA / AAA / AAA    1.00 / 1.00       1-21 / 1-21           23.45%
-----------------------------------------------------------------------------------------------------------------------------------
    A-2        191,613,000       FLT/SEN        1M LIBOR     AAA / AAA / AAA    2.00 / 2.00      21-27 / 21-27          23.45%
-----------------------------------------------------------------------------------------------------------------------------------
    A-3        254,245,000       FLT/SEN        1M LIBOR     AAA / AAA / AAA    3.00 / 3.00      27-69 / 27-69          23.45%
-----------------------------------------------------------------------------------------------------------------------------------
    A-4        83,010,000        FLT/SEN        1M LIBOR     AAA / AAA / AAA    5.96 / 8.20      69-71 / 69-166         23.45%
-----------------------------------------------------------------------------------------------------------------------------------
    M-1        53,412,000        FLT/MEZZ       1M LIBOR     AA+ / Aa1 / AA+    5.02 / 5.47      52-71 / 52-141         19.80%
-----------------------------------------------------------------------------------------------------------------------------------
    M-2        49,754,000        FLT/MEZZ       1M LIBOR      AA / Aa2 / AA     4.68 / 5.13      47-71 / 47-136         16.40%
-----------------------------------------------------------------------------------------------------------------------------------
    M-3        29,267,000        FLT/MEZZ       1M LIBOR      AA / Aa3 / AA-    4.52 / 4.95      45-71 / 45-130         14.40%
-----------------------------------------------------------------------------------------------------------------------------------
    M-4        27,072,000        FLT/MEZZ       1M LIBOR      AA- / A1 / A+     4.44 / 4.86      43-71 / 43-126         12.55%
-----------------------------------------------------------------------------------------------------------------------------------
    M-5        24,877,000        FLT/MEZZ       1M LIBOR       A+ / A2 / A      4.38 / 4.78      42-71 / 42-121         10.85%
-----------------------------------------------------------------------------------------------------------------------------------
    M-6        22,682,000        FLT/MEZZ       1M LIBOR       A / A3 / A-      4.33 / 4.71      41-71 / 41-117         9.30%
-----------------------------------------------------------------------------------------------------------------------------------
    M-7        20,487,000        FLT/MEZZ       1M LIBOR     A- / Baa1 / BBB+   4.29 / 4.65      40-71 / 40-112         7.90%
-----------------------------------------------------------------------------------------------------------------------------------
    M-8        16,097,000        FLT/MEZZ       1M LIBOR    BBB+ / Baa2 / BBB   4.27 / 4.61      40-71 / 40-106         6.80%
-----------------------------------------------------------------------------------------------------------------------------------
    M-9        14,633,000        FLT/MEZZ       1M LIBOR    BBB+ / Baa3 / BBB-  4.24 / 4.54      39-71 / 39-102         5.80%
-----------------------------------------------------------------------------------------------------------------------------------
  M-10(4)      14,633,000        FLT/MEZZ       1M LIBOR     BBB / Ba1 / BBB-   4.23 / 4.50      39-71 / 39-97          4.80%
-----------------------------------------------------------------------------------------------------------------------------------
1. Certificates are priced to the 10% optional clean-up call.
2. Based on the pricing prepayment assumption described herein.
3. Certificate sizes subject to a variance of +/- 5%.
4. The Class M-10 Certificates are not offered hereby.
-----------------------------------------------------------------------------------------------------------------------------------

PRICING PREPAYMENT ASSUMPTION
-----------------------------
2-YEAR FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in month 1, building to 30.0% by month 12; 30.0% CPR for months 13-22; 60.0% CPR for months
23-27; 35.0% CPR for months 28 and thereafter.

3-YEAR AND LONGER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% by month 12; 30.0% CPR for months 13-34; 60.0% CPR for months 35-39; 35.0% CPR for months 40 and thereafter.

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

FIXED-RATE MORTGAGE LOANS: 4.0% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------
ISSUING ENTITY:                      Carrington Mortgage Loan Trust, Series
                                     2006-NC1.
--------------------------------------------------------------------------------
DEPOSITOR & ISSUER:                  Stanwich Asset Acceptance Company, L.L.C.
--------------------------------------------------------------------------------
SPONSOR:                             Carrington Securities, LP.
--------------------------------------------------------------------------------
ORIGINATORS:                         New Century Mortgage Corporation & Home123
                                     Corporation.
--------------------------------------------------------------------------------
SERVICER:                            New Century Mortgage Corporation.
--------------------------------------------------------------------------------
TRUSTEE:                             Wells Fargo Bank, N.A.
--------------------------------------------------------------------------------
CUSTODIAN:                           Deutsche Bank National Trust Company.
--------------------------------------------------------------------------------
LEAD MANAGER:                        Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
CO-MANAGERS:                         Bear Stearns & Co.
                                     Northeast Securities.
--------------------------------------------------------------------------------
CAP CONTRACTS PROVIDER:              Swiss Re Financial Products.
--------------------------------------------------------------------------------
OFFERED CERTIFICATES:                Approximately $1,120,193,000 senior
                                     floating-rate certificates consisting of
                                     the Class A-1, Class A-2, Class A-3 and
                                     Class A-4 Certificates (together the "Class
                                     A Certificates") and approximately
                                     $272,914,000 mezzanine floating rate
                                     certificates consisting of the Class M-1,
                                     Class M-2, Class M-3, Class M-4, Class M-5,
                                     Class M-6, Class M-7, Class M-8, Class M-9
                                     and Class M-10 Certificates (together the
                                     "Class M Certificates" or the "Mezzanine
                                     Certificates"). The Class A Certificates
                                     and the Class M Certificates (other than
                                     the Class M-10 Certificates) are referred
                                     to herein as the "Offered Certificates".
                                     The Offered Certificates and the Class M-10
                                     Certificates are backed by adjustable-rate
                                     and fixed-rate, interest-only and
                                     fully-amortizing, first lien and second
                                     lien, closed-end, subprime, mortgage loans
                                     (the "Mortgage Loans").
--------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES:            The Class M-10, Class CE, Class P and Class
                                     R Certificates will not be offered pursuant
                                     to the prospectus.
--------------------------------------------------------------------------------
MORTGAGE LOANS:                      As of February 1, 2006, the Mortgage Loans
                                     will consist of approximately 6,911
                                     adjustable-rate and fixed-rate,
                                     interest-only and fully-amortizing, first
                                     and second lien, closed-end, subprime
                                     mortgage loans, with an unpaid principal
                                     balance of approximately $1,463,348,009.
--------------------------------------------------------------------------------
EXPECTED PRICING DATE:               On or about January 26, 2006.
--------------------------------------------------------------------------------
CLOSING DATE:                        On or about February 8, 2006.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------
CUT-OFF DATE:                        February 1, 2006.
--------------------------------------------------------------------------------
DISTRIBUTION DATE:                   The 25th day of each month (or if such 25th
                                     day is not a business day, the next
                                     succeeding business day) commencing in
                                     March 2006.
--------------------------------------------------------------------------------
RECORD DATE:                         The business day immediately preceding each
                                     Distribution Date.
--------------------------------------------------------------------------------
DELAY DAYS:                          Zero days on all Class A and M
                                     Certificates.
--------------------------------------------------------------------------------
DUE PERIOD:                          The Due Period with respect to any
                                     Distribution Date commences on the second
                                     day of the month immediately preceding the
                                     month in which such Distribution Date
                                     occurs and ends on the first day of the
                                     month in which such Distribution Date
                                     occurs.
--------------------------------------------------------------------------------
INTEREST ACCRUAL PERIOD:             The Interest Accrual Period for any
                                     Distribution Date and the Class A
                                     Certificates and Mezzanine Certificates is
                                     the period commencing on the Distribution
                                     Date of the month immediately preceding the
                                     month in which the Distribution Date occurs
                                     or, in the case of the first Distribution
                                     Date, commencing on the Closing Date, and
                                     ending on the day preceding the
                                     Distribution Date. All distributions of
                                     interest on the Class A Certificates and
                                     Mezzanine Certificates will be based on a
                                     360-day year and the actual number of days
                                     in the applicable Interest Accrual Period.
--------------------------------------------------------------------------------
PREPAYMENT PERIOD:                   The Prepayment Period with respect to any
                                     Distribution Date is the calendar month
                                     immediately preceding the month in which
                                     the Distribution Date occurs.
--------------------------------------------------------------------------------
ERISA CONSIDERATIONS:                Subject to the considerations in the
                                     Prospectus Supplement, it is expected that
                                     the Offered Certificates will be eligible
                                     for purchase by certain ERISA plans as of
                                     the Closing Date. However, investors should
                                     consult with their counsel with respect to
                                     the consequences under ERISA and the
                                     Internal Revenue Code of an ERISA Plan's
                                     acquisition and ownership of such
                                     Certificates.
--------------------------------------------------------------------------------
LEGAL INVESTMENT:                    The Offered Certificates will not
                                     constitute "mortgage related securities"
                                     for the purposes of the Secondary Mortgage
                                     Market Enhancement Act of 1984 ("SMMEA").
--------------------------------------------------------------------------------
TAX STATUS:                          For federal income tax purposes, the
                                     Offered Certificates will represent
                                     ownership of REMIC regular interests and
                                     ownership interests in the interest rate
                                     cap agreement.
--------------------------------------------------------------------------------
FORM OF REGISTRATION:                Book-entry form through DTC, Clearstream
                                     and Euroclear.
--------------------------------------------------------------------------------
MINIMUM DENOMINATIONS:               Class A and Class M-1 Certificates:
                                     $100,000 and integral multiples of $1 in
                                     excess thereof.

                                     Class M-2, Class M-3, Class M 4, Class M 5,
                                     Class M-6, Class M-7, Class M-8, Class M-9
                                     and Class M-10 Certificates: $250,000 and
                                     integral multiples of $1 in excess thereof.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------
OPTIONAL TERMINATION:                At its option, the majority holder of the
                                     Class CE Certificates, in accordance with
                                     the terms of the Pooling and Servicing
                                     Agreement, may purchase all of the Mortgage
                                     Loans, together with any properties in
                                     respect of such Mortgage Loans acquired on
                                     behalf of the trust, and thereby effect
                                     termination and early retirement of the
                                     certificates, after the aggregate principal
                                     balance of (i) the Mortgage Loans remaining
                                     in the trust at the time of such purchase,
                                     and (ii) properties acquired in respect of
                                     such Mortgage Loans has been reduced to
                                     less than 10% of the aggregate principal
                                     balance of the Mortgage Loans as of the
                                     Cut-off Date.
--------------------------------------------------------------------------------
ADMINISTRATIVE FEE RATES:            The "Servicing Fee", calculated at the
                                     "Servicing Fee Rate" of 0.500% per annum,
                                     and the "Trustee Fee" calculated at the
                                     "Trustee Fee Rate" of 0.0025% per annum.
                                     Administrative Fees will be paid monthly on
                                     the stated principal balance of the
                                     Mortgage Loans.
--------------------------------------------------------------------------------
PRINCIPAL & INTEREST ADVANCES:       The Servicer is required to advance
                                     delinquent payments of principal and
                                     interest on the Mortgage Loans to the
                                     extent such amounts are deemed recoverable.
                                     The Servicer is entitled to be reimbursed
                                     for such advances, and therefore these
                                     advances are not a form of credit
                                     enhancement.
--------------------------------------------------------------------------------
SERVICING ADVANCES:                  The Servicer will pay all out-of-pocket
                                     costs related to its obligations,
                                     including, but not limited to: (i) expenses
                                     in connection with a foreclosed Mortgage
                                     Loan prior to the liquidation of such loan,
                                     (ii) the costs of any judicial proceedings,
                                     including foreclosures and (iii) the cost
                                     of managing and liquidating property
                                     acquired in relation to the Mortgage Loans,
                                     as long as it deems all such costs to be
                                     recoverable. The Servicer is entitled to be
                                     reimbursed for these advances, and
                                     therefore these advances are not a form of
                                     credit enhancement.
--------------------------------------------------------------------------------
COMPENSATING INTEREST:               The Servicer is required to pay
                                     Compensating Interest up to the amount of
                                     the Servicing Fee to cover prepayment
                                     interest shortfalls ("Prepayment Interest
                                     Shortfalls") due to partial and/or full
                                     prepayments on the Mortgage Loans.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT:                  1. Excess Spread
                                     2. Overcollateralization
                                     3. Subordination
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION AMOUNT:        The Overcollateralization Amount with
                                     respect to any Distribution Date is the
                                     excess, if any, of (a) the aggregate
                                     principal balance of the Mortgage Loans
                                     (including Mortgage Loans related to any
                                     REO Property) as of the last day of the
                                     related Due Period over (b) the sum of the
                                     aggregate Certificate Principal Balance of
                                     the Class A Certificates, the Mezzanine
                                     Certificates and the Class P Certificates,
                                     after giving effect to distributions to be
                                     made on such Distribution Date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION TARGET         The Overcollateralization Target Amount
AMOUNT:                              with respect to any Distribution Date is
                                     (a) prior to the Stepdown Date, an amount
                                     equal to approximately 4.80% of the
                                     aggregate principal balance of the Mortgage
                                     Loans as of the Cut-off Date; (b) on or
                                     after the Stepdown Date, provided a Trigger
                                     Event is not in effect, the greater of (i)
                                     approximately 9.60% of the then current
                                     aggregate outstanding principal balance of
                                     the Mortgage Loans as of the last day of
                                     the related Due Period and (ii) the
                                     Overcollateralization Floor Amount; or (c)
                                     on or after the Stepdown Date and if a
                                     Trigger Event is in effect, the
                                     Overcollateralization Target Amount for the
                                     immediately preceding Distribution Date.
                                     Notwithstanding the foregoing, on and after
                                     any Distribution Date following the
                                     reduction of the aggregate Certificate
                                     Principal Balance of the Class A
                                     Certificates and the Mezzanine Certificates
                                     to zero, the Overcollateralization Target
                                     Amount shall be zero.
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION FLOOR AMOUNT:  An amount equal to approximately 0.50% of the aggregate principal balance of the
                                     Mortgage Loans as of the Cut-off Date.
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION INCREASE       An Overcollateralization Increase Amount
AMOUNT:                              with respect to any Distribution Date
                                     equals the lesser of (a) the Net Monthly
                                     Excess Cashflow for such Distribution Date
                                     and (b) the amount, if any, by which the
                                     Overcollateralization Target Amount exceeds
                                     the Overcollateralization Amount on such
                                     Distribution Date (calculated for this
                                     purpose only after assuming that 100% of
                                     the Principal Remittance Amount on such
                                     Distribution Date has been distributed).
--------------------------------------------------------------------------------
OVERCOLLATERALIZATION REDUCTION      An Overcollateralization Reduction Amount
AMOUNT:                              with respect to any Distribution Date is
                                     the lesser of (a) the Principal Remittance
                                     Amount on such Distribution Date and (b)
                                     the excess, if any, of (i) the
                                     Overcollateralization Amount for such
                                     Distribution Date (calculated for this
                                     purpose only after assuming that 100% of
                                     the Principal Remittance Amount on such
                                     Distribution Date has been distributed)
                                     over (ii) the Overcollateralization Target
                                     Amount for such Distribution Date.
--------------------------------------------------------------------------------
STEPDOWN DATE:                       The later to occur of (x) the Distribution
                                     Date occurring in March 2009 and (y) the
                                     first Distribution Date on which the Credit
                                     Enhancement Percentage (calculated for this
                                     purpose only prior to any distribution of
                                     the Principal Distribution Amount to the
                                     holders of the Certificates then entitled
                                     to distributions of principal on the
                                     related Distribution Date) is greater than
                                     or equal to approximately 46.90%.
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT PERCENTAGE:       The Credit Enhancement Percentage for any
                                     Distribution Date is the percentage
                                     obtained by dividing (x) the aggregate
                                     Certificate Principal Balance of the
                                     Mezzanine Certificates and the Class CE
                                     Certificates, calculated after taking into
                                     account payments of principal on the
                                     Mortgage Loans and distribution of the
                                     Principal Distribution Amount to the
                                     holders of the certificates then entitled
                                     to distributions of principal on the
                                     related Distribution Date, by (y) the
                                     aggregate principal balance of the Mortgage
                                     Loans as of the last day of the related Due
                                     Period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

                         -------------------------------------------------------
                                                          TARGETED ON AND AFTER
                                CLASS          INITIAL        STEPDOWN DATE
                         -------------------------------------------------------
                         A-1, A-2, A-3, A-4    23.45%            46.90%
                         -------------------------------------------------------
                                 M-1           19.80%            39.60%
                         -------------------------------------------------------
                                 M-2           16.40%            32.80%
                         -------------------------------------------------------
                                 M-3           14.40%            28.80%
                         -------------------------------------------------------
                                 M-4           12.55%            25.10%
                         -------------------------------------------------------
                                 M-5           10.85%            21.70%
                         -------------------------------------------------------
                                 M-6            9.30%            18.60%
                         -------------------------------------------------------
                                 M-7            7.90%            15.80%
                         -------------------------------------------------------
                                 M-8            6.80%            13.60%
                         -------------------------------------------------------
                                 M-9            5.80%            11.60%
                         -------------------------------------------------------
                                M-10            4.80%             9.60%
                         -------------------------------------------------------

--------------------------------------------------------------------------------
TRIGGER EVENT:                       With respect to any Distribution Date on or
                                     after the Stepdown Date, a Trigger Event is
                                     in effect if:

                                     1)   the percentage obtained by dividing
                                          (i) the aggregate principal amount of
                                          the Rolling Three-Month Delinquency
                                          Average plus the aggregate principal
                                          amount of the Mortgage Loans that, as
                                          of the last day of the previous
                                          calendar month, are in foreclosure,
                                          have been converted to REO Properties
                                          or have been discharged due to
                                          bankruptcy, by (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans (including Mortgage Loans
                                          related to REO Property) as of the
                                          last day of the previous calendar
                                          month, exceeds 34.12% of the then
                                          Credit Enhancement Percentage for the
                                          prior Distribution Date; or

                                     2)   the aggregate amount of Realized
                                          Losses incurred since the Cut-Off Date
                                          through the last day of the related
                                          Due Period (reduced by the aggregate
                                          amount of Subsequent Recoveries
                                          received since the Cut-Off Date
                                          through the last day of the related
                                          Due Period) divided by the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the Cut-Off Date exceeds
                                          the applicable percentages set forth
                                          below with respect to such
                                          Distribution Date.

                         -------------------------------------------------------
                                DISTRIBUTION DATE
                                 OCCURRING IN                      PERCENTAGE
                         -------------------------------------------------------
                          March 2009 through February 2010             3.00%
                         -------------------------------------------------------
                          March 2010 through February 2011             4.75%
                         -------------------------------------------------------
                          March 2011 through February 2012             6.10%
                         -------------------------------------------------------
                              March 2012 and thereafter                6.85%
                         -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
SUBSEQUENT RECOVERIES:               Subsequent Recoveries are unanticipated
                                     amounts received on a liquidated Mortgage
                                     Loan that resulted in a Realized Loss in a
                                     prior month. If Subsequent Recoveries are
                                     received, they will be included as part of
                                     the Principal Remittance Amount for the
                                     following Distribution Date and distributed
                                     in accordance with the priorities described
                                     in this term sheet. In addition, after
                                     giving effect to all distributions on a
                                     Distribution Date, the amount of such
                                     Subsequent Recoveries will increase the
                                     Certificate Principal Balance first, of the
                                     Class A Certificates then outstanding, if a
                                     Realized Loss has been allocated to the
                                     Class A Certificates, on a pro-rata basis
                                     by the amount of such Subsequent
                                     Recoveries, and second, of the class of
                                     Mezzanine Certificates then outstanding
                                     with the highest distribution priority to
                                     which a Realized Loss was allocated.
                                     Thereafter, such class of Class A and Class
                                     M Certificates will accrue interest on the
                                     increased Certificate Principal Balance.
--------------------------------------------------------------------------------
REO PROPERTY:                        REO Property is mortgaged property acquired
                                     by the Servicer through foreclosure or
                                     deed-in-lieu of foreclosure.
--------------------------------------------------------------------------------
ROLLING THREE-MONTH                  With respect to any Distribution Date, the
DELINQUENCY AVERAGE:                 average aggregate principal amount of the
                                     Mortgage Loans delinquent 60 days or more
                                     for each of the three (or one and two, in
                                     the case of the first and second
                                     Distribution Dates, respectively)
                                     immediately preceding months.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------
INTEREST DISTRIBUTION PRIORITY:      On each Distribution Date, the Interest
                                     Remittance Amount will be distributed in
                                     the following order of priority:

                                     1)   To the holders of each class of Class
                                          A Certificates, on a pro rata basis
                                          based on the entitlement of each such
                                          class, the Senior Interest
                                          Distribution Amount allocable to such
                                          class of Class A Certificates; and

                                     2)   Sequentially to the holders of the
                                          Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7,
                                          Class M-8, Class M-9 and Class M-10
                                          Certificates in that order, the
                                          Interest Distribution Amount allocable
                                          to each such class.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION PRIORITY:     On each Distribution Date (a) prior to the
                                     Stepdown Date or (b) on which a Trigger
                                     Event is in effect, the Principal
                                     Distribution Amount will be distributed in
                                     the following order of priority:

                                     1)   Sequentially, to the holders of the
                                          Class A-1, Class A-2, Class A-3 and
                                          Class A-4 Certificates, in that order,
                                          until the aggregate Certificate
                                          Principal Balance of the Class A
                                          Certificates have been reduced to
                                          zero; and;

                                     2)   Sequentially, to the holders of the
                                          Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7,
                                          Class M-8, Class M-9 and Class M-10
                                          Certificates, in that order, until the
                                          Certificate Principal Balance of each
                                          such class has been reduced to zero.

                                     Nothwithstanding the foregoing, if the
                                     Mezzanine Certificates are reduced to zero,
                                     principal distributions on the Class A
                                     Certificates will be allocated concurrently
                                     on a pro rata basis.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS
IN EFFECT
--------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION PRIORITY:     On each Distribution Date (a) on or after
                                     the Stepdown Date and (b) on which a
                                     Trigger Event is not in effect, the
                                     Principal Distribution Amount will be
                                     distributed in the following order of
                                     priority:

                                     1)   Sequentially, to the holders of the
                                          Class A-1, Class A-2, Class A-3 and
                                          Class A-4 Certificates, in that order,
                                          up to an amount equal to the Class A
                                          Principal Distribution Amount, until
                                          the aggregate Certificate Principal
                                          Balances of the Class A Certificates
                                          have been reduced to zero; and;

                                     2)   Sequentially, to the holders of the
                                          Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7,
                                          Class M-8, Class M-9 and Class M-10
                                          Certificates in that order, up to an
                                          amount equal to the related class
                                          Principal Distribution Amount until
                                          the Certificate Principal Balance of
                                          each such class has been reduced to
                                          zero.

                                     Nothwithstanding the foregoing, if the
                                     Mezzanine Certificates are reduced to zero,
                                     principal distributions on the Class A
                                     Certificates will be allocated concurrently
                                     on a pro rata basis.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
--------------------------------------------------------------------------------
MONTHLY EXCESS CASHFLOW              With respect to any Distribution Date, any
DISTRIBUTIONS:                       Net Monthly Excess Cashflow shall be paid
                                     as follows:

                                     1)   To the holders of the class or classes
                                          of Class A Certificates and Mezzanine
                                          Certificates then entitled to receive
                                          distributions in respect of principal,
                                          in an amount equal to the
                                          Overcollateralization Increase Amount,
                                          distributable as part of the Principal
                                          Distribution Amount;

                                     2)   Sequentially to the Class M-1, Class
                                          M-2, Class M-3, Class M-4, Class M-5,
                                          Class M-6, Class M-7, Class M-8, Class
                                          M-9 and Class M-10 Certificates, in
                                          that order, in each case up to the
                                          related Interest Carry Forward Amount
                                          related to such certificates for such
                                          Distribution Date;

                                     3)   Pro rata to the Class A-1, Class A-2,
                                          Class A-3 and Class A-4 Certificates,
                                          and sequentially to the Class M-1,
                                          Class M-2, Class M-3, Class M-4, Class
                                          M-5, Class M-6, Class M-7, Class M-8,
                                          Class M-9 and Class M-10 Certificates,
                                          in that order, in each case up to the
                                          related Allocated Realized Loss Amount
                                          for such class of certificates for
                                          such Distribution Date;

                                     4)   To the reserve account, for
                                          distribution to the holders of the
                                          Class A Certificates and Mezzanine
                                          Certificates, the aggregate amount of
                                          any Net WAC Rate Carryover Amounts for
                                          such classes, after taking into
                                          account amounts, if any, received
                                          under the cap contracts;

                                     5)   To the holders of the Class CE
                                          Certificates as provided in the
                                          Pooling and Servicing Agreement;

                                     6)   To the holders of the Residual
                                          Certificates, any remaining amounts;
                                          provided that if such Distribution
                                          Date is the Distribution Date
                                          immediately following the expiration
                                          of the latest prepayment charge term
                                          or any Distribution Date thereafter,
                                          then any such remaining amounts will
                                          be distributed first, to the holders
                                          of the Class P Certificates, until the
                                          Certificate Principal Balance thereof
                                          has been reduced to zero; and second,
                                          to the holders of the Residual
                                          Certificates.
--------------------------------------------------------------------------------

                                       10
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION OF LOSSES
--------------------------------------------------------------------------------
LOSS ALLOCATION:                     Any Realized Losses on the Mortgage Loans
                                     will be allocated or covered on any
                                     Distribution Date first, by Net Monthly
                                     Excess Cash Flow; second, by the Class CE
                                     Certificates, until the Certificate
                                     Principal Balance of the Class CE
                                     Certificates has been reduced to zero;
                                     third, to the Class M-10 Certificates,
                                     until the Certificate Principal Balance of
                                     the Class M-10 Certificates has been
                                     reduced to zero; fourth, to the Class M-9
                                     Certificates, until the Certificate
                                     Principal Balance of the Class M-9
                                     Certificates has been reduced to zero;
                                     fifth, to the Class M-8 Certificates, until
                                     the Certificate Principal Balance of the
                                     Class M-8 Certificates has been reduced to
                                     zero; sixth, to the Class M-7 Certificates,
                                     until the Certificate Principal Balance of
                                     the Class M-7 Certificates has been reduced
                                     to zero; seventh, to the Class M-6
                                     Certificates, until the Certificate
                                     Principal Balance of the Class M-6
                                     Certificates has been reduced to zero;
                                     eighth, to the Class M-5 Certificates,
                                     until the Certificate Principal Balance of
                                     the Class M-5 Certificates has been reduced
                                     to zero; ninth, to the Class M-4
                                     Certificates, until the Certificate
                                     Principal Balance of the Class M-4
                                     Certificates has been reduced to zero;
                                     tenth, to the Class M-3 Certificates, until
                                     the Certificate Principal Balance of the
                                     Class M-3 Certificates has been reduced to
                                     zero; eleventh, to the Class M-2
                                     Certificates, until the Certificate
                                     Principal Balance of the Class M-2
                                     Certificates has been reduced to zero;
                                     twelfth, to the Class M-1 Certificates,
                                     until the Certificate Principal Balance of
                                     the Class M-1 Certificates has been reduced
                                     to zero; and thirteenth, concurrently, to
                                     the Class A-1, Class A-2, Class A-3 and
                                     Class A-4 Certificates on a pro rata basis
                                     based on the Certificate Principal Balance
                                     of each such class, until their respective
                                     Certificate Principal Balances have been
                                     reduced to zero.

                                     Once Realized Losses are allocated to the
                                     Class A and Class M Certificates, such
                                     amounts with respect to such certificates
                                     will no longer accrue interest. However,
                                     the amount of any Realized Losses allocated
                                     to the certificates may be distributed to
                                     the holders of those certificates from Net
                                     Monthly Excess Cashflow, as described in
                                     the Pooling and Servicing Agreement.
--------------------------------------------------------------------------------

                                       11
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
CAP CONTRACTS:                       The holders of the Class A Certificates and
                                     the holders of the Class M Certificates may
                                     benefit from a series of interest rate cap
                                     payments from Swiss Re Financial Products
                                     Corporation pursuant to two separate cap
                                     contracts, in each case refered to as the
                                     Class A Cap Contract and the Class M Cap
                                     Contract, respectively. The cap contracts
                                     are intended to partially mitigate for the
                                     first 31 Distribution Dates for the Class A
                                     Certificates and 38 Distribution Dates for
                                     the Class M Certificates following the
                                     Distribution Date in March 2006, the
                                     interest rate risk that could result from
                                     the difference between (a) One Month LIBOR
                                     plus the related margin and (b) the Net WAC
                                     Pass-Through Rate.

                                     With respect to the Class A Certificates
                                     and each Distribution Date, payments under
                                     the related cap contract will be made based
                                     on (a) an amount equal to the Class A Cap
                                     Contract Notional Balance for that
                                     Distribution Date and (b) the positive
                                     excess of (i) the lesser of (x) One-Month
                                     LIBOR and (y) the Class A Ceiling Rate per
                                     annum, over (ii) the Class A Monthly Strike
                                     Rate for that Distribution Date, calculated
                                     on an actual/360-day basis.

                                     With respect to the Class M Certificates
                                     and each Distribution Date, payments under
                                     the related cap contract will be made based
                                     on (a) an amount equal to the Class M Cap
                                     Contract Notional Balance for that
                                     Distribution Date and (b) the positive
                                     excess of (i) the lesser of (x) One-Month
                                     LIBOR and (y) the Class M Ceiling Rate per
                                     annum, over (ii) the Class M Monthly Strike
                                     Rate for that Distribution Date, calculated
                                     on an actual/360-day basis.
--------------------------------------------------------------------------------

                                       12
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
CLASS A CAP CONTRACT                 With respect to any Distribution Date
BALANCE:                             specified below and the cap contract
                                     relating to the Class A Certificates, the
                                     amount specified below for that
                                     Distribution Date:

--------------------------------------     ----------------------------------
                                            DISTRIBUTION
DISTRIBUTION DATE       NOTIONAL                DATE            NOTIONAL
--------------------------------------     ----------------------------------
    April 2006       1,106,598,343.33        August 2007      634,140,522.65
--------------------------------------     ----------------------------------
     May 2006        1,089,840,528.76      September 2007     606,233,019.95
--------------------------------------     ----------------------------------
    June 2006        1,069,940,412.94       October 2007      577,175,226.96
--------------------------------------     ----------------------------------
    July 2006        1,046,938,846.01       November 2007     535,633,080.75
--------------------------------------     ----------------------------------
   August 2006       1,020,897,441.79       December 2007     496,342,780.72
--------------------------------------     ----------------------------------
  September 2006       991,898,855.40       January 2008      459,236,972.10
--------------------------------------     ----------------------------------
   October 2006        960,046,857.82       February 2008     424,172,549.09
--------------------------------------     ----------------------------------
  November 2006        925,467,271.69        March 2008       392,167,033.72
--------------------------------------     ----------------------------------
  December 2006        889,225,271.35        April 2008       369,770,746.11
--------------------------------------     ----------------------------------
   January 2007        853,995,953.69         May 2008        348,097,718.18
--------------------------------------     ----------------------------------
  February 2007        819,778,271.80         June 2008       327,099,093.88
--------------------------------------     ----------------------------------
    March 2007         786,543,051.26         July 2008       306,750,160.93
--------------------------------------     ----------------------------------
    April 2007         754,261,962.10        August 2008      287,029,225.48
--------------------------------------     ----------------------------------
     May 2007          722,907,494.29      September 2008     267,908,244.64
--------------------------------------     ----------------------------------
    June 2007          692,452,933.93       October 2008      243,831,588.94
--------------------------------------     ----------------------------------
    July 2007          662,872,340.15
--------------------------------------

--------------------------------------------------------------------------------

                                       13
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
CLASS A MONTHLY STRIKE RATE          With respect to each Distribution Date and
AND CLASS A CEILING RATE:            the cap contract relating to the Class A
                                     Certificates, the Class A Monthly Strike
                                     Rate is the per annum rate set forth next
                                     to such Distribution Date in the applicable
                                     table below, in each case, subject to the
                                     related Class A Ceiling Rate:

----------------------------------------  --------------------------------------
                                                            CLASS A
                     CLASS A    CLASS A                      MONTHLY    CLASS A
  DISTRIBUTION       MONTHLY    CEILING      DISTRIBUTION    STRIKE     CEILING
      DATE        STRIKE RATE     RATE          DATE           RATE      RATE
----------------------------------------  --------------------------------------
    April 2006       6.759       9.827      August 2007       7.013      9.772
----------------------------------------  --------------------------------------
     May 2006        6.996       9.825     September 2007     7.040      9.766
----------------------------------------  --------------------------------------
    June 2006        6.771       9.824      October 2007      7.316      9.759
----------------------------------------  --------------------------------------
    July 2006        7.011       9.822     November 2007      7.196      9.748
----------------------------------------  --------------------------------------
   August 2006       6.788       9.820     December 2007      8.045      9.746
----------------------------------------  --------------------------------------
  September 2006     6.799       9.818      January 2008      7.844      9.746
----------------------------------------  --------------------------------------
   October 2006      7.045       9.815     February 2008      7.917      9.745
----------------------------------------  --------------------------------------
  November 2006      6.827       9.812       March 2008       8.566      9.745
----------------------------------------  --------------------------------------
  December 2006      7.078       9.809       April 2008       8.069      9.745
----------------------------------------  --------------------------------------
   January 2007      6.861       9.805        May 2008        8.499      9.744
----------------------------------------  --------------------------------------
  February 2007      6.879       9.801       June 2008        8.795      9.744
----------------------------------------  --------------------------------------
    March 2007       7.659       9.797       July 2008        9.203      9.743
----------------------------------------  --------------------------------------
    April 2007       6.919       9.792      August 2008       9.009      9.743
----------------------------------------  --------------------------------------
     May 2007        7.179       9.788     September 2008     9.132      9.743
----------------------------------------  --------------------------------------
    June 2007        6.963       9.783      October 2008      9.653      9.742
----------------------------------------  --------------------------------------
    July 2007        7.228       9.777
----------------------------------------

--------------------------------------------------------------------------------

                                       14
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
CLASS M CAP CONTRACT                 With respect to any Distribution Date
NOTIONAL BALANCE:                    specified below and the cap contract
                                     relating to the Class M Certificates, the
                                     amount specified below for that
                                     Distribution Date:

--------------------------------------     ----------------------------------
   DISTRIBUTION                             DISTRIBUTION
      DATE               NOTIONAL               DATE            NOTIONAL
--------------------------------------     ----------------------------------
    April 2006         272,914,000.00       November 2007     272,914,000.00
--------------------------------------     ----------------------------------
     May 2006          272,914,000.00       December 2007     272,914,000.00
--------------------------------------     ----------------------------------
    June 2006          272,914,000.00       January 2008      272,914,000.00
--------------------------------------     ----------------------------------
    July 2006          272,914,000.00       February 2008     272,914,000.00
--------------------------------------     ----------------------------------
   August 2006         272,914,000.00        March 2008       272,914,000.00
--------------------------------------     ----------------------------------
  September 2006       272,914,000.00        April 2008       272,914,000.00
--------------------------------------     ----------------------------------
   October 2006        272,914,000.00         May 2008        272,914,000.00
--------------------------------------     ----------------------------------
  November 2006        272,914,000.00         June 2008       272,914,000.00
--------------------------------------     ----------------------------------
  December 2006        272,914,000.00         July 2008       272,914,000.00
--------------------------------------     ----------------------------------
   January 2007        272,914,000.00        August 2008      272,914,000.00
--------------------------------------     ----------------------------------
  February 2007        272,914,000.00      September 2008     272,914,000.00
--------------------------------------     ----------------------------------
    March 2007         272,914,000.00       October 2008      272,914,000.00
--------------------------------------     ----------------------------------
    April 2007         272,914,000.00       November 2008     272,914,000.00
--------------------------------------     ----------------------------------
     May 2007          272,914,000.00       December 2008     272,914,000.00
--------------------------------------     ----------------------------------
    June 2007          272,914,000.00       January 2009      272,914,000.00
--------------------------------------     ----------------------------------
    July 2007          272,914,000.00       February 2009     272,914,000.00
--------------------------------------     ----------------------------------
   August 2007         272,914,000.00        March 2009       272,914,000.00
--------------------------------------     ----------------------------------
  September 2007       272,914,000.00        April 2009       272,914,000.00
--------------------------------------     ----------------------------------
   October 2007        272,914,000.00         May 2009        272,914,000.00
--------------------------------------     ----------------------------------

--------------------------------------------------------------------------------

                                       15
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
CLASS M MONTHLY STRIKE               With respect to each Distribution Date and
RATE AND CEILING RATE:               the cap contract relating to the Class M
                                     Certificates, the Class M Monthly Strike
                                     Rate is the per annum rate set forth next
                                     to such Distribution Date in the applicable
                                     table below, in each case, subject to the
                                     related Class M Ceiling Rate:

---------------------------------------------     --------------------------------------------
                       CLASS M    CLASS M                              CLASS M      CLASS M
                       MONTHLY    CEILING                              MONTHLY      CEILING
 DISTRIBUTION DATE   STRIKE RATE     RATE         DISTRIBUTION DATE  STRIKE RATE     RATE
---------------------------------------------     --------------------------------------------

    April 2006          5.488       8.469           November 2007       5.553        8.469
---------------------------------------------     --------------------------------------------
     May 2006           5.705       8.469           December 2007       6.240        8.469
---------------------------------------------     --------------------------------------------
     June 2006          5.488       8.469           January 2008        5.993        8.469
---------------------------------------------     --------------------------------------------
     July 2006          5.705       8.469           February 2008       5.979        8.469
---------------------------------------------     --------------------------------------------
    August 2006         5.488       8.469            March 2008         6.450        8.469
---------------------------------------------     --------------------------------------------
  September 2006        5.488       8.469            April 2008         5.965        8.469
---------------------------------------------     --------------------------------------------
   October 2006         5.706       8.469             May 2008          6.254        8.469
---------------------------------------------     --------------------------------------------
   November 2006        5.489       8.469             June 2008         6.420        8.469
---------------------------------------------     --------------------------------------------
   December 2006        5.706       8.469             July 2008         6.666        8.469
---------------------------------------------     --------------------------------------------
   January 2007         5.489       8.469            August 2008        6.413        8.469
---------------------------------------------     --------------------------------------------
   February 2007        5.489       8.469          September 2008       6.408        8.469
---------------------------------------------     --------------------------------------------
    March 2007          6.187       8.469           October 2008        6.664        8.469
---------------------------------------------     --------------------------------------------
    April 2007          5.489       8.469           November 2008       6.754        8.469
---------------------------------------------     --------------------------------------------
     May 2007           5.706       8.469           December 2008       7.882        8.469
---------------------------------------------     --------------------------------------------
     June 2007          5.488       8.469           January 2009        7.611        8.469
---------------------------------------------     --------------------------------------------
     July 2007          5.706       8.469           February 2009       7.617        8.469
---------------------------------------------     --------------------------------------------
    August 2007         5.488       8.469            March 2009         8.469        8.469
---------------------------------------------     --------------------------------------------
  September 2007        5.488       8.469            April 2009         7.610        8.469
---------------------------------------------     --------------------------------------------
   October 2007         5.706       8.469             May 2009          8.211        8.469
---------------------------------------------     --------------------------------------------

                                       16
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS OF NET WAC RATE CARRYOVER AMOUNTS
--------------------------------------------------------------------------------

DISTRIBUTION OF NET WAC RATE         On each Distribution Date, to the extent
CARRYOVER AMOUNTS:                   required following the distribution of the
                                     Available Distribution Amount, the trustee
                                     will withdraw from amounts in the reserve
                                     account to distribute to the holders of the
                                     Class A Certificates and Mezzanine
                                     Certificates any Net WAC Rate Carryover
                                     Amounts in the following order of priority,
                                     in each case to the extent of amounts
                                     remaining in the reserve account in the
                                     following order of priority:

                                     (A)  concurrently, to the Class A
                                          Certificates, on a pro rata basis
                                          based on the outstanding balance of
                                          each such class immediately prior to
                                          the Distribution Date, but only to the
                                          extent of amounts paid under the Class
                                          A Cap Contract and only up to the
                                          related Net WAC Carryover Amount;

                                     (B)  concurrently, to the Mezzanine
                                          Certificates, on a pro rata basis
                                          based on the outstanding balance of
                                          each such class immediately prior to
                                          the Distribution Date, but only to the
                                          extent of amounts paid under the Class
                                          M Cap Contract and only up to the
                                          related Net WAC Carryover Amount;

                                     (C)  to the Class A Certificates, any
                                          related unpaid Net WAC Rate Carryover
                                          Amount (after taking into account
                                          distributions pursuant to (A) above),
                                          distributed on a pro rata basis based
                                          on the remaining undistributed Net WAC
                                          Rate Carryover Amount, but only to the
                                          extent of amounts remaining under the
                                          Class A Cap Contract;

                                     (D)  to the Class M Certificates, any
                                          related unpaid Net WAC Rate Carryover
                                          Amount (after taking into account
                                          distributions pursuant to (B) above),
                                          distributed on a pro rata basis based
                                          on the remaining undistributed Net WAC
                                          Rate Carryover Amount, but only to the
                                          extent of amounts remaining under the
                                          Class M Cap Contract;

                                     (E)  to the Class A Certificates and Class
                                          M Certificates from Net Monthly Excess
                                          Cash Flow, any related unpaid Net WAC
                                          Carryover Amount (after taking into
                                          account distributions pursuant to (A)
                                          through (D) above), distributed in the
                                          following order of priority: (i) to
                                          the Class A Certificates, on a pro
                                          rata basis based first on the
                                          outstanding certificate principal
                                          balance immediately prior to the
                                          Distribution Date, and second on such
                                          remaining undistributed Net WAC
                                          Carryover Amount, (ii) sequentially to
                                          the Class M Certificates any such
                                          remaining undistributed Net WAC
                                          Carryover Amount for each class.

--------------------------------------------------------------------------------

                                       17
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
AVAILABLE DISTRIBUTION AMOUNT:       For any Distribution Date an amount equal
                                     to the sum of the following amounts, net of
                                     amounts reimbursable therefrom and payable
                                     to the servicer and the trustee: (i) the
                                     aggregate amount of scheduled monthly
                                     payments on the Mortgage Loans due on the
                                     related Due Date and received on or prior
                                     to the related Determination Date, after
                                     deduction of the servicing fee and the
                                     trustee fee; (ii) unscheduled payments in
                                     respect of the Mortgage Loans, including
                                     prepayments, insurance proceeds,
                                     liquidation proceeds, Subsequent Recoveries
                                     and proceeds from repurchases of and
                                     substitutions for the Mortgage Loans
                                     occurring during the related Prepayment
                                     Period; (iii) all payments of Compensating
                                     Interest made by the servicer with respect
                                     to the Mortgage Loans; and (iv) all
                                     Advances with respect to the Mortgage Loans
                                     received for the Distribution Date.

                                     In addition, certificateholders will be
                                     entitled to amounts, if any, available
                                     under the cap contracts related to interest
                                     rate risk that could result from the
                                     difference between (a) One Month LIBOR plus
                                     the related margin and (b) the Net WAC
                                     Pass-Through Rate.
--------------------------------------------------------------------------------
DETERMINATION DATE:                  The Determination Date with respect to any
                                     Distribution Date will be the 15th day of
                                     the calendar month in which such
                                     Distribution Date occurs or, if such 15th
                                     day is not a business day, the business day
                                     immediately preceding such 15th day.
--------------------------------------------------------------------------------
EXPENSE ADJUSTED MORTGAGE RATE:      The Expense Adjusted Mortgage Rate for any
                                     Mortgage Loan and any Distribution Date
                                     will be a per annum rate equal to the then
                                     applicable mortgage rate for such Mortgage
                                     Loan as of the first day of the related Due
                                     Period minus the sum of the Servicing Fee
                                     Rate and the Trustee Fee Rate.
--------------------------------------------------------------------------------
NET WAC PASS-THROUGH RATE:           The Net WAC Pass-Through Rate for any
                                     Distribution Date and the Class A
                                     Certificates and Mezzanine Certificates is
                                     a rate per annum (adjusted for the actual
                                     number of days in the related Interest
                                     Accrual Period) equal to the weighted
                                     average of the Expense Adjusted Mortgage
                                     Rates on the then outstanding Mortgage
                                     Loans, weighted based on their principal
                                     balances as of the first day of the related
                                     Due Period.
--------------------------------------------------------------------------------
PASS-THROUGH RATES:                  With respect to each class of Class A and
                                     Class M Certificates and any Distribution
                                     Date, the lesser of (i) the Formula Rate
                                     and (ii) the Net WAC Pass-Through Rate.
--------------------------------------------------------------------------------
FORMULA RATE:                        The Formula Rate for any class of Class A
                                     and Class M Certificates is One-Month LIBOR
                                     plus the related margin.
--------------------------------------------------------------------------------

                                       18
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
INTEREST CARRY FORWARD AMOUNT:       The Interest Carry Forward Amount with
                                     respect to any class of Class A
                                     Certificates and Mezzanine Certificates and
                                     any Distribution Date is equal to the
                                     amount, if any, by which the Interest
                                     Distribution Amount for that class of
                                     certificates for the immediately preceding
                                     Distribution Date exceeded the actual
                                     amount distributed on the certificates in
                                     respect of interest on the immediately
                                     preceding Distribution Date, together with
                                     any Interest Carry Forward Amount with
                                     respect to that class of certificates
                                     remaining unpaid from the previous
                                     Distribution Date, plus interest accrued
                                     thereon at the related Pass-Through Rate on
                                     the certificates for the most recently
                                     ended Interest Accrual Period. The Interest
                                     Carry Forward Amount with respect to each
                                     class of Class A Certificates, if any, is
                                     distributed as part of the Senior Interest
                                     Distribution Amount on each Distribution
                                     Date. The Interest Carry Forward Amount
                                     with respect to each class of Mezzanine
                                     Certificates, if any, will be carried
                                     forward to succeeding Distribution Dates
                                     and, subject to available funds will be
                                     distributed in the manner set forth in
                                     "Excess Cashflow Waterfall" in this term
                                     sheet.
--------------------------------------------------------------------------------
INTEREST DISTRIBUTION AMOUNT:        The Interest Distribution Amount for the
                                     Class A Certificates and Mezzanine
                                     Certificates of any class on any
                                     Distribution Date is equal to interest
                                     accrued during the related Interest Accrual
                                     Period on the Certificate Principal Balance
                                     of that class immediately prior to the
                                     Distribution Date at the Pass-Through Rate
                                     for that class, reduced (to not less than
                                     zero) by the allocable share, if any, for
                                     that class of Prepayment Interest
                                     Shortfalls to the extent not covered by
                                     Compensating Interest paid by the servicer
                                     or excess interest and shortfalls resulting
                                     from the application of the Relief Act.
--------------------------------------------------------------------------------
SENIOR INTEREST DISTRIBUTION AMOUNT: The Senior Interest Distribution Amount for
                                     any Distribution Date is equal to the sum
                                     of the Interest Distribution Amount for
                                     that Distribution Date for the Class A
                                     Certificates and the Interest Carry Forward
                                     Amount, if any, for that Distribution Date
                                     for the Class A Certificates.
--------------------------------------------------------------------------------
INTEREST REMITTANCE AMOUNT:          The Interest Remittance Amount for any
                                     Distribution Date is that portion of the
                                     Available Distribution Amount for that
                                     Distribution Date that represents interest
                                     received or advanced on the Mortgage Loans.
--------------------------------------------------------------------------------
NET WAC RATE CARRYOVER AMOUNT:       For any Distribution Date and any Class A
                                     Certificates or Mezzanine Certificates, an
                                     amount equal to the sum of (i) the excess
                                     of (x) the amount of interest such class
                                     would have accrued for such Distribution
                                     Date had the applicable Pass-Through Rate
                                     not been subject to the Net WAC
                                     Pass-Through Rate, over (y) the amount of
                                     interest such class of Certificates accrued
                                     for such Distribution Date at the Net WAC
                                     Pass-Through Rate, (ii) the undistributed
                                     portion of any such amounts from the prior
                                     Distribution Date and (iii) accrued
                                     interest on the amounts described in clause
                                     (ii) at the then applicable Pass-Through
                                     Rate, without giving effect to the Net WAC
                                     Pass-Through Rate. The ratings on each
                                     class of Certificates do not address the
                                     likelihood of the Distribution of any Net
                                     WAC Pass-Through Rate Carryover Amount.
--------------------------------------------------------------------------------

                                       19
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

NET MONTHLY EXCESS CASH FLOW:        The Net Monthly Excess Cash Flow for any
                                     Distribution Date is equal to the sum of
                                     (a) any Overcollateralization Reduction
                                     Amount and (b) the excess of:

                                     (i)  the Available Distribution Amount for
                                          the related Distribution Date, over

                                     (ii) the sum for the related Distribution
                                          Date of (a) the Senior Interest
                                          Distribution Amount distributable to
                                          the holders of the Class A
                                          Certificates, (b) the Interest
                                          Distribution Amount distributable to
                                          the holders of the Mezzanine
                                          Certificates and (c) the Principal
                                          Remittance Amount.
--------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION AMOUNT:       The Principal Distribution Amount for any
                                     Distribution Date will be an amount, not
                                     less than zero, equal to the sum of (i) the
                                     principal portion of all scheduled monthly
                                     distributions on the Mortgage Loans due
                                     during the related Due Period, whether or
                                     not received on or prior to the related
                                     Determination Date; (ii) the principal
                                     portion of all proceeds received in respect
                                     of the repurchase of a Mortgage Loan or, in
                                     the case of a substitution, certain amounts
                                     representing a principal adjustment, as
                                     required by the Pooling and Servicing
                                     Agreement during the related Prepayment
                                     Period; (iii) the principal portion of all
                                     other unscheduled collections, including
                                     insurance proceeds, liquidation proceeds
                                     and all full and partial principal
                                     prepayments, received during the related
                                     Prepayment Period net of reimbursements,
                                     including reimbursements to the Trustee and
                                     the Servicer, to the extent applied as
                                     recoveries of principal on the Mortgage
                                     Loans, and (iv) the amount of any
                                     Overcollateralization Increase Amount for
                                     such Distribution Date minus any
                                     Overcollateralization Reduction Amount.
--------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:         The Principal Remittance Amount for any
                                     Distribution Date is the sum of the amounts
                                     described in clauses (i) through (iii) of
                                     the definition of Principal Distribution
                                     Amount.
--------------------------------------------------------------------------------
CERTIFICATE PRINCIPAL BALANCE:       With respect to any class of Class A
                                     Certificates and Mezzanine Certificates and
                                     any date of determination, an amount equal
                                     to its initial certificate principal
                                     balance, reduced by the aggregate of (a)
                                     all amounts allocable to principal
                                     previously distributed with respect to that
                                     class of certificates and (b) with respect
                                     to any Class A Certificate and Mezzanine
                                     Certificate, any reductions in its
                                     certificate principal balance in connection
                                     with the allocation of Realized Losses
                                     (taking into account any increases in the
                                     certificate principal balance thereof due
                                     to the receipt of Subsequent Recoveries).

                                     The Certificate Principal Balance of the
                                     Class CE Certificates as of any date of
                                     determination is equal to the excess, if
                                     any, of the then aggregate principal
                                     balance of the Mortgage Loans over the then
                                     aggregate Certificate Principal Balance of
                                     the Class A Certificates, the Mezzanine
                                     Certificates and the Class P Certificates.
--------------------------------------------------------------------------------

                                       20
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS A PRINCIPAL DISTRIBUTION       The Class A Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the aggregate Certificate Principal
                                          Balance of the Class A Certificates
                                          immediately prior to the related
                                          Distribution Date over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any of, the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL DISTRIBUTION     The Class M-1 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificates after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date and (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates immediately
                                          prior to the related Distribution Date
                                          over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------
CLASS M-2 PRINCIPAL DISTRIBUTION     The Class M-2 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificates after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date and (iii) the Certificate
                                          Principal Balance of the Class M-2
                                          Certificates immediately prior to the
                                          related Distribution Date over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggrengate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       21
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-3 PRINCIPAL DISTRIBUTION     The Class M-3 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificates after taking into
                                          account the distribution of the Class
                                          A Principal Amount on the related
                                          Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date and (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates immediately
                                          prior to the related Distribution Date
                                          over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL DISTRIBUTION     The Class M-4 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificates after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date and (v) the Certificate Principal
                                          Balance of the Class M-4 Certificate
                                          immediately prior to the related
                                          Distribution Date over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       22
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-5 PRINCIPAL DISTRIBUTION     The Class M-5 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificates after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (v) the Certificate Principal
                                          Balance of the Class M-4 Certificates
                                          after taking into account the
                                          distribution of the Class M-4
                                          Principal Distribution Amount on the
                                          related Distribution Date and (vi) the
                                          Certificate Principal Balance of the
                                          Class M-5 Certificates immediately
                                          prior to the related Distribution Date
                                          over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       23
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-6 PRINCIPAL DISTRIBUTION     The Class M-6 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificates after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (v) the Certificate Principal
                                          Balance of the Class M-4 Certificates
                                          after taking into account the
                                          distribution of the Class M-4
                                          Principal Distribution Amount on the
                                          related Distribution Date, (vi) the
                                          Certificate Principal Balance of the
                                          Class M-5 Certificates after taking
                                          into account the distribution of the
                                          Class M-5 Principal Distribution
                                          Amount on the related Distribution
                                          Date and (vii) the Certificate
                                          Principal Balance of the Class M-6
                                          Certificates immediately prior to the
                                          related Distribution Date over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       24
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-7 PRINCIPAL DISTRIBUTION     The Class M-7 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificate after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (v) the Certificate Principal
                                          Balance of the Class M-4 Certificates
                                          after taking into account the
                                          distribution of the Class M-4
                                          Principal Distribution Amount on the
                                          related Distribution Date, (vi) the
                                          Certificate Principal Balance of the
                                          Class M-5 Certificates after taking
                                          into account the distribution of the
                                          Class M-5 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (vii) the Certificate Principal
                                          Balance of the Class M-6 Certificates
                                          after taking into account the
                                          distribution of the Class M-6
                                          Principal Distribution Amount on the
                                          related Distribution Date and (viii)
                                          the Certificate Principal Balance of
                                          the Class M-7 Certificates immediately
                                          prior to the related Distribution Date
                                          over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       25
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-8 PRINCIPAL DISTRIBUTION     The Class M-8 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificate after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (v) the Certificate Principal
                                          Balance of the Class M-4 Certificates
                                          after taking into account the
                                          distribution of the Class M-4
                                          Principal Distribution Amount on the
                                          related Distribution Date, (vi) the
                                          Certificate Principal Balance of the
                                          Class M-5 Certificates after taking
                                          into account the distribution of the
                                          Class M-5 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (vii) the Certificate Principal
                                          Balance of the Class M-6 Certificates
                                          after taking into account the
                                          distribution of the Class M-6
                                          Principal Distribution Amount on the
                                          related Distribution Date, (viii) the
                                          Certificate Principal Balance of the
                                          Class M-7 Certificates after taking
                                          into account the distribution of the
                                          Class M-7 Principal Distribution
                                          Amount on the related Distribution
                                          Date and (ix) the Certificate
                                          Principal Balance of the Class M-8
                                          Certificates immediately prior to the
                                          related Distribution Date over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       26
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-9 PRINCIPAL DISTRIBUTION     The Class M-9 Principal Distribution Amount
AMOUNT:                              is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificate after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (v) the Certificate Principal
                                          Balance of the Class M-4 Certificates
                                          after taking into account the
                                          distribution of the Class M-4
                                          Principal Distribution Amount on the
                                          related Distribution Date, (vi) the
                                          Certificate Principal Balance of the
                                          Class M-5 Certificates after taking
                                          into account the distribution of the
                                          Class M-5 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (vii) the Certificate Principal
                                          Balance of the Class M-6 Certificates
                                          after taking into account the
                                          distribution of the Class M-6
                                          Principal Distribution Amount on the
                                          related Distribution Date, (viii) the
                                          Certificate Principal Balance of the
                                          Class M-7 Certificates after taking
                                          into account the distribution of the
                                          Class M-7 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (ix) the Certificate Principal
                                          Balance of the Class M-8 Certificates
                                          after taking into account the
                                          distribution of the Class M-8
                                          Principal Distribution Amount on the
                                          related Distribution Date and (x) the
                                          Certificate Principal Balance of the
                                          Class M-9 Certificates immediately
                                          prior to the related Distribution Date
                                          over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       27
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-10 PRINCIPAL DISTRIBUTION    The Class M-10 Principal Distribution
AMOUNT:                              Amount is an amount equal to the excess of:

                                     o    the sum of (i) the aggregate
                                          Certificate Principal Balance of the
                                          Class A Certificate after taking into
                                          account the distribution of the Class
                                          A Principal Distribution Amount on the
                                          related Distribution Date, (ii) the
                                          Certificate Principal Balance of the
                                          Class M-1 Certificates after taking
                                          into account the distribution of the
                                          Class M-1 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (iii) the Certificate Principal
                                          Balance of the Class M-2 Certificates
                                          after taking into account the
                                          distribution of the Class M-2
                                          Principal Distribution Amount on the
                                          related Distribution Date, (iv) the
                                          Certificate Principal Balance of the
                                          Class M-3 Certificates after taking
                                          into account the distribution of the
                                          Class M-3 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (v) the Certificate Principal
                                          Balance of the Class M-4 Certificates
                                          after taking into account the
                                          distribution of the Class M-4
                                          Principal Distribution Amount on the
                                          related Distribution Date, (vi) the
                                          Certificate Principal Balance of the
                                          Class M-5 Certificates after taking
                                          into account the distribution of the
                                          Class M-5 Principal Distribution
                                          Amount on the related Distribution
                                          Date and (vii) the Certificate
                                          Principal Balance of the Class M-6
                                          Certificates after taking into account
                                          the distribution of the Class M-6
                                          Principal Distribution Amount on the
                                          related Distribution Date (viii) the
                                          Certificate Principal Balance of the
                                          Class M-7 Certificates after taking
                                          into account the distribution of the
                                          Class M-7 Principal Distribution
                                          Amount on the related Distribution
                                          Date, (ix) the Certificate Principal
                                          Balance of the Class M-8 Certificates
                                          after taking into account the
                                          distribution of the Class M-8
                                          Principal Distribution Amount on the
                                          related Distribution Date, (x) the
                                          Certificate Principal Balance of the
                                          Class M-9 Certificates after taking
                                          into account the distribution of the
                                          Class M-9 Principal Distribution
                                          Amount on the related Distribution
                                          Date and (xi) the Certificate
                                          Principal Balance of the Class M-10
                                          Certificates immediately prior to the
                                          related Distribution Date over

                                     o    the lesser of (A) the product of (i)
                                          the applicable Subordination
                                          Percentage and (ii) the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the last day of the
                                          related Due Period and (B) the excess
                                          if any, of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the last day of the related Due Period
                                          over the Overcollateralization Floor
                                          Amount.
--------------------------------------------------------------------------------

                                       28
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
SUBORDINATION PERCENTAGE:            With respect to each class of Class A and
                                     Class M Certificates, the applicable
                                     approximate percentage set forth in the
                                     table below.

                                         -----------------------------------
                                            Class                 Percentage
                                         -----------------------------------
                                              A                     53.10%
                                         -----------------------------------
                                             M-1                    60.40%
                                         -----------------------------------
                                             M-2                    67.20%
                                         -----------------------------------
                                             M-3                    71.20%
                                         -----------------------------------
                                             M-4                    74.90%
                                         -----------------------------------
                                             M-5                    78.30%
                                         -----------------------------------
                                             M-6                    81.40%
                                         -----------------------------------
                                             M-7                    84.20%
                                         -----------------------------------
                                             M-8                    86.40%
                                         -----------------------------------
                                             M-9                    88.40%
                                         -----------------------------------
                                             M-10                   90.40%
                                         -----------------------------------

                                       29
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

   SCHEDULED PRINCIPAL BALANCE:                           $1,463,348,009.01
   NUMBER OF MORTGAGE LOANS:                                    6,911
   AVERAGE SCHEDULED PRINCIPAL BALANCE:                      $211,741.86
   WEIGHTED AVERAGE GROSS COUPON:                              7.240%
   INITIAL WEIGHTED AVERAGE NET COUPON(1):                     6.736%
   WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                       630
   WEIGHTED AVERAGE ORIGINAL LTV RATIO(3):                     81.17%
   WEIGHTED AVERAGE COMBINED LTV RATIO:                        88.02%
   WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):              355
   WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                      359
   WEIGHTED AVERAGE ROLL TERM (2) (MONTHS):                       28
   WEIGHTED AVERAGE GROSS MARGIN(2):                           6.015%
   WEIGHTED AVERAGE INITIAL RATE CAP(2):                       1.498%
   WEIGHTED AVERAGE PERIODIC RATE CAP(2):                      1.498%
   INTEREST ONLY LOANS:                                        52.61%
   SILENT SECONDS:                                             35.13%
--------------------------------------------------------------------------------

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.

(2) Includes adjustable-rate Mortgage Loans only.

(3) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                       30
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                              % OF              AVG.         WTD. AVG.      WTD. AVG.     WTD. AVG.
                    NUMBER OF      UNPAID PRINCIPAL      POOL BY UNPAID      PRINCIPAL        GROSS         ORIGINAL       CREDIT
PRODUCT TYPE          LOANS             BALANCE        PRINCIPAL BALANCE      BALANCE         COUPON          LTV           SCORE
------------------------------------------------------------------------------------------------------------------------------------

2/6M ARMS               193          $27,119,683.43           1.85%         $140,516.49        8.259%         79.51%         602
2/6M ARMS-2Y-IO         249           64,939,624.18           4.44           260,801.70        6.926          82.19          626
2/6M ARMS-5Y-IO       1,559          464,501,885.61          31.74           297,948.61        7.072          81.15          647
3/6M ARMS             2,656          472,085,946.88          32.26           177,743.20        7.537          82.48          613
3/6M ARMS-3Y-IO         184           49,102,883.12           3.36           266,863.50        6.565          80.45          630
3/6M ARMS-5Y-IO         662          172,984,736.46          11.82           261,306.25        7.057          81.81          644
5/6M ARMS-7Y-IO          50           13,303,575.83           0.91           266,071.52        7.070          78.79          650
FIX-5Y-IO                15            4,999,398.33           0.34           333,293.22        7.245          76.80          649
FIXED                 1,118          185,079,625.02          12.65           165,545.28        7.042          76.70          620
FIXED 2NDS              225            9,230,650.15           0.63            41,025.11       10.908          99.55          639
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                6,911       $1,463,348,009.01         100.00%         $211,741.86        7.240%         81.17%         630
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
CURRENT GROSS                     NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
MORTGAGE RATE (%)                OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                         10         $3,041,508.41       0.21%     $304,150.84     5.352%      76.44%       657
5.500 - 5.999                        337         97,800,242.40       6.68       290,208.43     5.815       77.56        648
6.000 - 6.499                        828        221,163,095.18      15.11       267,105.19     6.275       78.22        643
6.500 - 6.999                       1525        379,357,066.69      25.92       248,758.73     6.756       80.97        639
7.000 - 7.499                      1,146        256,924,605.85      17.56       224,192.5      7.237       81.14        633
7.500 - 7.999                      1,116        229,396,337.81      15.68       205,552.27     7.726       82.45        624
8.000 - 8.499                        641        112,391,070.28       7.68       175,337.08     8.226       82.84        618
8.500 - 8.999                        558         86,063,372.93       5.88       154,235.44     8.727       84.36        599
9.000 - 9.499                        281         39,580,082.51       2.70       140,854.39     9.229       84.34        592
9.500 - 9.999                        215         20,584,166.91       1.41        95,740.31     9.721       85.22        585
10.000 - 10.499                       72          6,074,846.87       0.42        84,372.87    10.237       83.90        572
10.500 - 10.999                       60          4,619,872.44       0.32        76,997.87    10.709       86.22        579
11.000 - 11.499                       35          2,034,865.40       0.14        58,139.01    11.274       92.34        606
11.500 - 11.999                       59          3,025,012.36       0.21        51,271.40    11.741       96.77        609
12.000 - 12.499                       21            891,506.17       0.06        42,452.67    12.151       97.95        599
12.500 - 12.999                        3            214,529.79       0.01        71,509.93    12.613      100.00        617
13.000 - 13.499                        3            158,737.65       0.01        52,912.55    13.251      100.00        625
13.500 - 13.799                        1             27,089.36       0.00        27,089.36    13.700      100.00        640
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86     7.240%      81.17%       630

                                       31
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                    % OF
                                                                  POOL BY
                                                  UNPAID           UNPAID            AVG.       WTD. AVG.    WTD. AVG.   WTD. AVG.
CURRENT UNPAID                    NUMBER         PRINCIPAL        PRINCIPAL       PRINCIPAL      GROSS       ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)            OF LOANS         BALANCE          BALANCE         BALANCE       COUPON        LTV        SCORE
-----------------------------------------------------------------------------------------------------------------------------------

14,987.75 - 25,000.00                68       $1,500,652.33          0.10%        $22,068.42     10.546%        98.35%     624
25,000.01 - 50,000.00               160        6,470,714.22          0.44          40,441.96      9.609         80.26      603
50,000.01 - 75,000.00               523       32,829,300.82          2.24          62,771.13      8.689         80.09      598
75,000.01 - 100,000.00              770       67,801,749.14          4.63          88,054.22      7.958         79.59      602
100,000.01 - 125,000.00             728       82,072,053.81          5.61         112,736.34      7.686         80.69      605
125,000.01 - 150,000.00             687       94,529,421.88          6.46         137,597.41      7.486         80.25      613
150,000.01 - 175,000.00             582       94,129,036.06          6.43         161,733.74      7.375         81.09      617
175,000.01 - 200,000.00             490       92,340,355.90          6.31         188,449.71      7.262         79.91      624
200,000.01 - 225,000.00             416       88,645,156.47          6.06         213,089.32      7.174         80.32      626
225,000.01 - 250,000.00             273       64,897,590.74          4.43         237,720.11      7.228         80.11      629
250,000.01 - 275,000.00             328       85,863,274.01          5.87         261,778.27      6.986         80.61      635
275,000.01 - 300,000.00             318       91,512,068.39          6.25         287,773.80      7.046         80.61      636
300,000.01 - 325,000.00             258       80,649,408.85          5.51         312,594.61      7.076         82.45      636
325,000.01 - 350,000.00             228       77,089,121.33          5.27         338,110.18      7.029         81.32      629
350,000.01 - 375,000.00             201       72,660,507.99          4.97         361,495.06      7.139         82.15      636
375,000.01 - 400,000.00             166       64,494,070.32          4.41         388,518.50      7.078         81.89      642
400,000.01 - 417,000.00              73       29,795,686.64          2.04         408,160.09      6.879         82.70      644
417,000.01 - 425,000.00              51       21,490,542.14          1.47         421,383.18      7.115         80.93      637
425,000.01 - 450,000.00             110       48,313,235.17          3.30         439,211.23      7.035         83.89      643
450,000.01 - 500,000.00             196       93,513,358.69          6.39         477,108.97      6.953         82.63      639
500,000.01 - 600,000.00             163       87,977,933.25          6.01         539,741.92      6.974         81.95      652
600,000.01 - 700,000.00              79       51,182,242.64          3.50         647,876.49      6.953         82.40      655
700,000.01 - 800,000.00              31       22,827,743.56          1.56         736,378.82      6.875         82.85      672
800,000.01 - 900,000.00               7        5,876,826.10          0.40         839,546.59      7.061         76.78      637
900,000.01 - 1,000,000.00             5        4,885,958.56          0.33         977,191.71      7.210         65.80      684
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,911   $1,463,348,009.01        100.00%       $211,741.86      7.240%        81.17%     630

                                       32
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL                          NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)            OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

15,000.00 - 25,000.00                68        $1,500,652.33         0.10%     $22,068.42     10.546%     98.35%       624
25,000.01 - 50,000.00               157         6,321,957.45         0.43       40,267.24      9.649      80.76        603
50,000.01 - 75,000.00               519        32,454,036.07         2.22       62,531.86      8.708      80.50        598
75,000.01 - 100,000.00              777        68,325,770.66         4.67       87,935.35      7.952      79.36        603
100,000.01 - 125,000.00             727        81,947,310.45         5.60      112,719.82      7.686      80.67        605
125,000.01 - 150,000.00             682        93,756,065.69         6.41      137,472.24      7.493      80.22        613
150,000.01 - 175,000.00             584        94,327,423.47         6.45      161,519.56      7.365      81.07        617
175,000.01 - 200,000.00             493        92,840,084.75         6.34      188,316.60      7.265      79.95        624
200,000.01 - 225,000.00             414        88,171,376.56         6.03      212,974.34      7.174      80.28        627
225,000.01 - 250,000.00             272        64,572,887.07         4.41      237,400.32      7.231      80.22        629
250,000.01 - 275,000.00             331        86,587,353.36         5.92      261,593.21      6.986      80.53        634
275,000.01 - 300,000.00             318        91,487,002.74         6.25      287,694.98      7.051      80.78        636
300,000.01 - 325,000.00             257        80,299,782.17         5.49      312,450.51      7.075      82.32        637
325,000.01 - 350,000.00             227        76,688,652.63         5.24      337,835.47      7.033      81.19        630
350,000.01 - 375,000.00             202        72,960,485.99         4.99      361,190.52      7.139      82.29        636
375,000.01 - 400,000.00             167        64,844,439.80         4.43      388,290.06      7.070      81.82        643
400,000.01 - 417,000.00              74        30,194,887.71         2.06      408,039.02      6.882      82.80        642
417,000.01 - 425,000.00              51        21,490,542.14         1.47      421,383.18      7.115      80.93        637
425,000.01 - 450,000.00             110        48,313,235.17         3.30      439,211.23      7.035      83.89        643
450,000.01 - 500,000.00             196        93,513,358.69         6.39      477,108.97      6.953      82.63        639
500,000.01 - 600,000.00             163        87,977,933.25         6.01      539,741.92      6.974      81.95        652
600,000.01 - 700,000.00              79        51,182,242.64         3.50      647,876.49      6.953      82.40        655
700,000.01 - 800,000.00              31        22,827,743.56         1.56      736,378.82      6.875      82.85        672
800,000.01 - 900,000.00               7         5,876,826.10         0.40      839,546.59      7.061      76.78        637
900,000.01 - 1,000,000.00             5         4,885,958.56         0.33      977,191.71      7.210      65.80        684
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,911    $1,463,348,009.01       100.00%    $211,741.86      7.240%     81.17%       630

(1) All weighted averages based on Unpaid Principal Balance.

                                       33
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
REMAINING TERM                    NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)                         OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

116 - 120                             6          $338,551.06         0.02%     $56,425.18      7.283%     59.18%       605
121 - 180                            48         4,962,919.99         0.34      103,394.17      7.505      74.61        626
181 - 240                            76         8,586,967.93         0.59      112,986.42      7.129      76.09        622
241 - 300                            10           970,685.30         0.07       97,068.53      7.388      76.34        603
301 - 358                         6,771     1,448,488,884.73        98.98      213,925.40      7.239      81.23        630
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,911    $1,463,348,009.01       100.00%    $211,741.86      7.240%     81.17%       630

--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL TERM                     NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)                         OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

120 - 120                             6          $338,551.06         0.02%     $56,425.18      7.283%     59.18%       605
121 - 180                            48         4,962,919.99         0.34      103,394.17      7.505      74.61        626
181 - 240                            76         8,586,967.93         0.59      112,986.42      7.129      76.09        622
241 - 300                            10           970,685.30         0.07       97,068.53      7.388      76.34        603
301 - 360                         6,771     1,448,488,884.73        98.98      213,925.40      7.239      81.23        630
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,911    $1,463,348,009.01       100.00%    $211,741.86      7.240%     81.17%       630

                                       34
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------

                                                                      % OF
                                                                    POOL BY
                                              UNPAID                 UNPAID          AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                             NUMBER         PRINCIPAL              PRINCIPAL       PRINCIPAL      GROSS     ORIGINAL     CREDIT
COMBINED LTV (%)            OF LOANS         BALANCE                BALANCE         BALANCE       COUPON      LTV        SCORE
---------------------------------------------------------------------------------------------------------------------------------

13.38 - 25.00                   17         $1,264,121.26              0.09%       $74,360.07      7.492%      19.76%      597
25.01 - 30.00                    9            962,417.38              0.07        106,935.26      6.925       28.12       577
30.01 - 35.00                   17          1,444,873.85              0.10         84,992.58      7.754       32.75       613
35.01 - 40.00                   24          3,099,428.31              0.21        129,142.85      6.841       37.19       629
40.01 - 45.00                   28          3,472,600.44              0.24        124,021.44      7.243       42.77       624
45.01 - 50.00                   55          8,915,612.65              0.61        162,102.05      6.811       47.73       625
50.01 - 55.00                   70         11,455,537.78              0.78        163,650.54      6.962       52.71       619
55.01 - 60.00                  110         20,748,964.50              1.42        188,626.95      6.926       58.02       610
60.01 - 65.00                  186         36,440,015.58              2.49        195,914.06      6.922       63.35       609
65.01 - 70.00                  281         57,540,227.88              3.93        204,769.49      7.095       68.62       607
70.01 - 75.00                  403         84,609,013.94              5.78        209,947.93      7.057       73.78       606
75.01 - 80.00                  894        179,859,342.32             12.29        201,184.95      7.206       79.27       609
80.01 - 85.00                  768        157,980,645.40             10.80        205,703.97      7.373       84.32       601
85.01 - 90.00                1,126        266,193,120.73             18.19        236,405.97      7.447       89.39       633
90.01 - 95.00                  570        121,841,413.95              8.33        213,756.87      7.520       92.61       643
95.01 - 100.00               2,353        507,520,673.04             34.68        215,690.89      7.132       80.82       652
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       6,911     $1,463,348,009.01            100.00%      $211,741.86      7.240%      81.17%      630

--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
ORIGINAL LTV (%)                 OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

13.38 - 25.00                       17         $1,264,121.26         0.09%     $74,360.07      7.492%     19.76%       597
25.01 - 30.00                       10          1,023,288.02         0.07      102,328.80      6.976      28.22        576
30.01 - 35.00                       17          1,444,873.85         0.10       84,992.58      7.754      32.75        613
35.01 - 40.00                       24          3,099,428.31         0.21      129,142.85      6.841      37.19        629
40.01 - 45.00                       29          3,618,577.49         0.25      124,778.53      7.207      42.86        627
45.01 - 50.00                       55          8,915,612.65         0.61      162,102.05      6.811      47.73        625
50.01 - 55.00                       70         11,455,537.78         0.78      163,650.54      6.962      52.71        619
55.01 - 60.00                      111         20,867,541.70         1.43      187,995.87      6.923      58.02        610
60.01 - 65.00                      189         37,023,081.79         2.53      195,889.32      6.924      63.35        609
65.01 - 70.00                      285         58,866,966.07         4.02      206,550.76      7.082      68.58        608
70.01 - 75.00                      423         86,442,346.21         5.91      204,355.43      7.064      73.80        607
75.01 - 80.00                    2,951        669,489,379.85        45.75      226,868.65      7.072      79.79        641
80.01 - 85.00                      832        170,485,738.40        11.65      204,910.74      7.367      84.39        604
85.01 - 90.00                    1,149        268,395,280.95        18.34      233,590.32      7.467      89.61        631
90.01 - 95.00                      477        102,759,918.85         7.02      215,429.60      7.551      94.61        644
95.01 - 100.00                     272         18,196,315.83         1.24       66,898.22      9.895      99.90        653
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           6,911     $1,463,348,009.01       100.00%    $211,741.86      7.240%     81.17%       630

                                       35
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
STATE                            OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                        1,442       $485,224,715.28       33.16%    $336,494.25      6.918%     80.09%       643
NEW YORK                            370        111,031,053.22        7.59      300,083.93      7.128      80.24        640
FLORIDA                             590        103,750,825.04        7.09      175,848.86      7.434      80.83        622
NEW JERSEY                          338         86,424,199.31        5.91      255,692.90      7.504      81.79        637
ILLINOIS                            385         71,092,582.40        4.86      184,656.06      7.353      83.08        622
ARIZONA                             284         52,188,617.91        3.57      183,762.74      7.182      80.81        633
TEXAS                               506         51,064,770.44        3.49      100,918.52      7.853      80.70        601
MASSACHUSETTS                       190         50,250,554.85        3.43      264,476.60      7.223      80.26        629
MARYLAND                            164         37,011,370.59        2.53      225,679.09      7.095      81.55        617
HAWAII                               91         33,123,528.20        2.26      363,994.82      6.792      79.32        655
NEVADA                              130         32,599,106.33        2.23      250,762.36      7.099      80.16        629
WASHINGTON                          163         32,358,909.48        2.21      198,520.92      6.986      81.80        625
GEORGIA                             211         31,239,362.89        2.13      148,053.85      7.856      83.38        604
MICHIGAN                            203         25,821,928.45        1.76      127,201.62      7.827      83.98        610
OHIO                                206         22,996,912.32        1.57      111,635.50      8.002      86.60        603
WISCONSIN                           158         19,846,433.85        1.36      125,610.34      7.822      83.33        611
PENNSYLVANIA                        145         18,066,375.51        1.23      124,595.69      7.548      81.65        612
MINNESOTA                            95         18,024,694.05        1.23      189,733.62      7.304      83.64        617
OTHERS                            1,240        181,232,068.89       12.38      146,154.89      7.533      82.58        616
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            6,911     $1,463,348,009.01      100.00%    $211,741.86      7.240%     81.17%       630

                                       36
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
OCCUPANCY TYPE                   OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

INVESTOR                            350        $52,021,453.40       3.55%      $148,632.72    8.185%      83.85%       654
OWNER OCCUPIED                     6,333      1,364,427,082.83      93.24      215,447.19      7.187      81.06        628
SECOND HOME                         228        46,899,472.78         3.20      205,699.44      7.723      81.14        666
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

--------------------------------------------------------------------------------
                         DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
PROPERTY TYPE                    OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

ONE FAMILY                         5,127     $1,045,579,152.03      71.45%     $203,935.86    7.241%      81.02%       627
PUD DETACHED                        746        167,263,425.66       11.43      224,213.71      7.278      81.62        627
2-4 UNIT                            399        112,748,218.75        7.70      282,576.99      7.210      81.35        649
CONDO                               503        111,729,341.68        7.64      222,125.93      7.166      81.39        641
PUD ATTACHED                        133        25,353,869.09         1.73      190,630.59      7.421      82.42        629
MODULAR HOME                         3           674,001.80          0.05      224,667.27      7.140      79.13        609
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
LOAN PURPOSE                     OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE                 3,334      $699,942,368.00       47.83%     $209,940.72    7.194%      79.84%       614
PURCHASE                           2,793       620,550,998.00       42.41      222,180.81      7.306      82.38        650
RATE/TERM REFINANCE                 784        142,854,643.01        9.76      182,212.55      7.180      82.38        622
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

                                       37
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
DOCUMENTATION TYPE               OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION                 4,536      $865,739,272.19       59.16%     $190,859.63    7.007%      81.27%       616
LIMITED DOCUMENTATION               109        28,999,253.61         1.98      266,048.20      7.036      82.62        633
STATED DOCUMENTATION               2,266       568,609,483.21       38.86      250,930.93      7.605      80.93        652
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
CREDIT SCORE                     OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

500 - 500                           16         $1,918,833.82        0.13%      $119,927.11    8.377%      78.38%       500
501 - 525                           362        49,150,453.80         3.36      135,774.73      8.598      76.92        513
526 - 550                           386        55,023,549.79         3.76      142,548.06      8.109      77.58        537
551 - 575                           502        82,995,488.53         5.67      165,329.66      7.636      79.36        564
576 - 600                          1,091       206,244,850.35       14.09      189,042.03      7.368      81.01        590
601 - 625                          1,454       304,136,514.16       20.78      209,172.29      7.123      81.83        613
626 - 650                          1,240       282,831,123.50       19.33      228,089.62      7.085      81.39        637
651 - 675                           864        220,929,813.52       15.10      255,705.80      7.067      81.63        662
676 - 700                           456        120,514,582.43        8.24      264,286.36      6.994      81.95        687
701 - 725                           293        77,303,132.87         5.28      263,833.22      6.970      82.07        711
726 - 750                           121        29,054,767.28         1.99      240,122.04      7.192      82.99        736
751 - 775                           71         20,811,650.31         1.42      293,121.84      6.986      81.64        762
776 - 800                           45         10,464,726.04         0.72      232,549.47      7.035      80.37        787
801 - 816                           10          1,968,522.61         0.13      196,852.26      7.623      83.84        813
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

                                       38
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
PREPAYMENT PENALTY TERM           NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)                         OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

0                                  2,378      $465,611,823.27       31.82%     $195,799.76    7.627%      81.51%       630
12                                  306        78,295,271.58         5.35      255,866.90      7.183      80.70        633
24                                 1,813       481,046,236.53       32.87      265,331.63      7.009      81.43        642
36                                 2,414       438,394,677.63       29.96      181,605.09      7.092      80.59        617
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

--------------------------------------------------------------------------------
                           DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
LIEN TYPE                        OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

FIRST LIEN                         6,686     $1,454,117,358.86      99.37%     $217,486.89    7.217%      81.05%       630
SECOND LIEN                         225         9,230,650.15         0.63       41,025.11     10.908      99.55        639
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,911     $1,463,348,009.01     100.00%     $211,741.86    7.240%      81.17%       630

                                       39
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                 $1,264,038,335.51

NUMBER OF MORTGAGE LOANS:                                          5,553

AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $227,631.61

WEIGHTED AVERAGE GROSS COUPON:                                    7.242%

INITIAL WEIGHTED AVERAGE NET COUPON(1):                           6.738%

WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                             631

WEIGHTED AVERAGE ORIGINAL LTV RATIO(3):                           81.70%

WEIGHTED AVERAGE COMBINED LTV RATIO:                              89.34%

WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                    357

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                            360

WEIGHTED AVERAGE ROLL TERM (2) (MONTHS):                             28

WEIGHTED AVERAGE GROSS MARGIN(2):                                 6.015%

WEIGHTED AVERAGE INITIAL RATE CAP(2):                             1.498%

WEIGHTED AVERAGE PERIODIC RATE CAP(2):                            1.498%

WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):                  14.236%

WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):                  7.258%

INTEREST ONLY LOANS:                                              60.51%

SILENT SECONDS:                                                   39.10%
--------------------------------------------------------------------------------

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.
(2) Includes adjustable-rate Mortgage Loans only.
(3) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                       40
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                        % OF
                                                                      POOL BY
                                                       UNPAID          UNPAID       AVG.      WTD. AVG.  WTD. AVG.  WTD. AVG.
                                      NUMBER         PRINCIPAL       PRINCIPAL   PRINCIPAL      GROSS     ORIGINAL    CREDIT
PRODUCT TYPE                         OF LOANS         BALANCE         BALANCE     BALANCE       COUPON      LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------------

2/6M ARMS                               193       $27,119,683.43       2.15%    $140,516.49    8.259%      79.51%       602
2/6M ARMS-2Y-IO                         249        64,939,624.18       5.14      260,801.70     6.926      82.19        626
2/6M ARMS-5Y-IO                        1,559      464,501,885.61       36.75     297,948.61     7.072      81.15        647
3/6M ARMS                              2,656      472,085,946.88       37.35     177,743.20     7.537      82.48        613
3/6M ARMS-3Y-IO                         184        49,102,883.12       3.88      266,863.50     6.565      80.45        630
3/6M ARMS-5Y-IO                         662       172,984,736.46       13.69     261,306.25     7.057      81.81        644
5/6M ARMS-7Y-IO                         50         13,303,575.83       1.05      266,071.52     7.070      78.79        650
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 5,553     $1,264,038,335.51    100.00%   $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
CURRENT GROSS                     NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
MORTGAGE RATE (%)                OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.499                       10         $3,041,508.41        0.24%      $304,150.84    5.352%      76.44%       657
5.500 - 5.999                       306        90,754,457.38         7.18      296,583.19      5.803      78.09        649
6.000 - 6.499                       582        164,275,700.89       13.00      282,260.65      6.271      80.12        645
6.500 - 6.999                      1,227       323,993,728.14       25.63      264,053.57      6.757      81.57        640
7.000 - 7.499                       995        232,768,862.05       18.41      233,938.55      7.237      81.40        635
7.500 - 7.999                       977        210,888,529.89       16.68      215,853.15      7.728      82.62        625
8.000 - 8.499                       550        101,738,745.77        8.05      184,979.54      8.226      83.01        620
8.500 - 8.999                       470        77,368,606.08         6.12      164,614.06      8.722      84.63        602
9.000 - 9.499                       219        34,373,425.11         2.72      156,956.28      9.231      84.77        594
9.500 - 9.999                       133        16,383,934.18         1.30      123,187.48      9.714      85.01        583
10.000 - 10.499                     44          4,252,164.06         0.34       96,640.09     10.232      83.01        562
10.500 - 10.999                     28          2,937,104.25         0.23      104,896.58     10.688      81.24        550
11.000 - 11.499                      7           754,806.08          0.06      107,829.44     11.242      79.34        547
11.500 - 11.999                      4           415,214.75          0.03      103,803.69     11.781      84.27        572
12.000 - 12.199                      1           91,548.47           0.01       91,548.47     12.100      80.00        515
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       41
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                    % OF
                                                                   POOL BY
                                                 UNPAID            UNPAID             AVG.        WTD. AVG.   WTD. AVG.  WTD. AVG.
CURRENT UNPAID                   NUMBER        PRINCIPAL          PRINCIPAL        PRINCIPAL        GROSS     ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)           OF LOANS        BALANCE            BALANCE          BALANCE         COUPON       LTV       SCORE
------------------------------------------------------------------------------------------------------------------------------------

49,417.99 - 50,000.00              30        $1,496,940.27          0.12%          $49,898.01       9.014%     56.04%       556
50,000.01 - 75,000.00             326        20,628,136.62          1.63            63,276.49       8.585      79.39        594
75,000.01 - 100,000.00            550        48,549,383.18          3.84            88,271.61       7.989      80.39        602
100,000.01 - 125,000.00           592        66,798,173.01          5.28           112,834.75       7.727      81.31        604
125,000.01 - 150,000.00           552        76,012,913.17          6.01           137,704.55       7.549      81.44        613
150,000.01 - 175,000.00           499        80,697,858.95          6.38           161,719.16       7.424      81.74        616
175,000.01 - 200,000.00           411        77,393,317.97          6.12           188,304.91       7.337      80.31        625
200,000.01 - 225,000.00           356        75,871,651.25          6.00           213,122.62       7.238      81.05        627
225,000.01 - 250,000.00           236        56,056,096.28          4.43           237,525.83       7.298      80.92        631
250,000.01 - 275,000.00           289        75,670,132.84          5.99           261,834.37       7.028      81.13        636
275,000.01 - 300,000.00           288        82,873,166.61          6.56           287,754.05       7.085      81.09        638
300,000.01 - 325,000.00           230        71,899,482.07          5.69           312,606.44       7.087      82.73        638
325,000.01 - 350,000.00           197        66,572,178.40          5.27           337,929.84       7.060      81.55        630
350,000.01 - 375,000.00           186        67,189,383.47          5.32           361,233.24       7.170      82.93        636
375,000.01 - 400,000.00           152        59,071,067.59          4.67           388,625.44       7.126      82.54        642
400,000.01 - 417,000.00            70        28,579,649.35          2.26           408,280.71       6.892      82.90        644
417,000.01 - 425,000.00            43        18,123,270.59          1.43           421,471.41       7.186      81.15        642
425,000.01 - 450,000.00           102        44,765,068.73          3.54           438,873.22       7.073      83.97        643
450,000.01 - 500,000.00           181        86,348,686.94          6.83           477,064.57       6.960      82.90        639
500,000.01 - 600,000.00           150        80,959,770.36          6.40           539,731.80       7.007      82.41        651
600,000.01 - 700,000.00            72        46,586,175.45          3.69           647,030.21       6.973      83.29        654
700,000.01 - 800,000.00            30        22,048,047.75          1.74           734,934.93       6.879      82.95        671
800,000.01 - 900,000.00             7         5,876,826.10          0.46           839,546.59       7.061      76.78        637
900,000.01 - 1,000,000.00           4         3,970,958.56          0.31           992,739.64       7.345      64.75        690
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,553    $1,264,038,335.51        100.00%         $227,631.61       7.242%     81.70%       631
------------------------------------------------------------------------------------------------------------------------------------

                                       42
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL                          NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)            OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

50,000.00 - 50,000.00                29        $1,446,961.16         0.11%     $49,895.21      9.058%     55.73%       553
50,000.01 - 75,000.00               322        20,303,762.35         1.61       63,055.16      8.608      79.79        594
75,000.01 - 100,000.00              555        48,923,736.56         3.87       88,150.88      7.983      80.21        602
100,000.01 - 125,000.00             591        66,673,429.65         5.27      112,814.60      7.727      81.29        604
125,000.01 - 150,000.00             550        75,688,120.89         5.99      137,614.77      7.554      81.44        613
150,000.01 - 175,000.00             499        80,622,554.89         6.38      161,568.25      7.415      81.70        616
175,000.01 - 200,000.00             414        77,918,157.67         6.16      188,208.11      7.343      80.37        625
200,000.01 - 225,000.00             353        75,197,888.05         5.95      213,025.18      7.236      80.99        628
225,000.01 - 250,000.00             236        55,980,388.68         4.43      237,205.04      7.296      80.91        631
250,000.01 - 275,000.00             291        76,145,216.12         6.02      261,667.41      7.030      81.15        635
275,000.01 - 300,000.00             289        83,147,554.13         6.58      287,707.80      7.087      81.14        638
300,000.01 - 325,000.00             228        71,250,402.22         5.64      312,501.76      7.090      82.75        638
325,000.01 - 350,000.00             198        66,871,294.46         5.29      337,733.81      7.055      81.49        631
350,000.01 - 375,000.00             186        67,164,751.44         5.31      361,100.81      7.176      82.98        636
375,000.01 - 400,000.00             152        59,046,462.34         4.67      388,463.57      7.121      82.48        643
400,000.01 - 417,000.00              71        28,978,850.42         2.29      408,152.82      6.895      83.00        642
417,000.01 - 425,000.00              43        18,123,270.59         1.43      421,471.41      7.186      81.15        642
425,000.01 - 450,000.00             102        44,765,068.73         3.54      438,873.22      7.073      83.97        643
450,000.01 - 500,000.00             181        86,348,686.94         6.83      477,064.57      6.960      82.90        639
500,000.01 - 600,000.00             150        80,959,770.36         6.40      539,731.80      7.007      82.41        651
600,000.01 - 700,000.00              72        46,586,175.45         3.69      647,030.21      6.973      83.29        654
700,000.01 - 800,000.00              30        22,048,047.75         1.74      734,934.93      6.879      82.95        671
800,000.01 - 900,000.00               7         5,876,826.10         0.46      839,546.59      7.061      76.78        637
900,000.01 - 1,000,000.00             4         3,970,958.56         0.31      992,739.64      7.345      64.75        690
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553    $1,264,038,335.51       100.00%    $227,631.61      7.242%     81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

(1) All weighted averages based on Unpaid Principal Balance.
--------------------------------------------------------------------------------------------------------------------------------

                                       43
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
REMAINING TERM                    NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)                         OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

352 - 358                          5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                    % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL TERM                     NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)                         OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

360 - 360                          5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       44
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------

                                                                  % OF
                                                                POOL BY
                                             UNPAID              UNPAID           AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                             NUMBER         PRINCIPAL          PRINCIPAL        PRINCIPAL      GROSS     ORIGINAL     CREDIT
COMBINED LTV (%)            OF LOANS         BALANCE            BALANCE          BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

14.00 - 25.00                  10          $677,556.60           0.05%         $67,755.66     7.796%      20.39%       591
25.01 - 30.00                   4          608,199.51             0.05         152,049.88      6.750      28.43        573
30.01 - 35.00                  13         1,160,357.01            0.09          89,258.23      7.635      32.79        619
35.01 - 40.00                  15         2,135,800.60            0.17         142,386.71      6.822      37.41        623
40.01 - 45.00                   9         1,167,771.89            0.09         129,752.43      8.321      42.30        587
45.01 - 50.00                  32         5,564,510.41            0.44         173,890.95      6.919      47.90        623
50.01 - 55.00                  38         6,495,769.91            0.51         170,941.31      7.115      52.78        614
55.01 - 60.00                  68         13,239,683.67           1.05         194,701.23      7.083      58.07        603
60.01 - 65.00                  126        25,156,427.51           1.99         199,654.19      6.976      63.45        603
65.01 - 70.00                  189        40,815,454.01           3.23         215,954.78      7.230      68.65        602
70.01 - 75.00                  299        63,496,469.42           5.02         212,362.77      7.137      73.87        601
75.01 - 80.00                  633       140,147,196.93          11.09         221,401.57      7.231      79.31        609
80.01 - 85.00                  628       135,799,400.27          10.74         216,241.08      7.383      84.36        601
85.01 - 90.00                  968       238,287,787.22          18.85         246,165.07      7.471      89.43        633
90.01 - 95.00                  484       107,831,304.73           8.53         222,791.95      7.555      92.61        643
95.01 - 100.00                2,037      481,454,645.82          38.09         236,354.76      7.059      80.47        653
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,553     $1,264,038,335.51       100.00%        $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
ORIGINAL LTV (%)                 OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

14.00 - 25.00                       10          $677,556.60         0.05%      $67,755.66     7.796%      20.39%       591
25.01 - 30.00                       5            669,070.15          0.05      133,814.03      6.844      28.55        571
30.01 - 35.00                       13          1,160,357.01         0.09       89,258.23      7.635      32.79        619
35.01 - 40.00                       15          2,135,800.60         0.17      142,386.71      6.822      37.41        623
40.01 - 45.00                       9           1,167,771.89         0.09      129,752.43      8.321      42.30        587
45.01 - 50.00                       32          5,564,510.41         0.44      173,890.95      6.919      47.90        623
50.01 - 55.00                       38          6,495,769.91         0.51      170,941.31      7.115      52.78        614
55.01 - 60.00                       68         13,239,683.67         1.05      194,701.23      7.083      58.07        603
60.01 - 65.00                      129         25,739,493.72         2.04      199,530.96      6.977      63.45        603
65.01 - 70.00                      190         41,605,500.36         3.29      218,976.32      7.217      68.60        604
70.01 - 75.00                      319         65,329,801.69         5.17      204,795.62      7.144      73.88        602
75.01 - 80.00                     2,596        612,652,172.82       48.47      235,998.53      7.069      79.82        643
80.01 - 85.00                      686         147,259,230.09       11.65      214,663.60      7.378      84.43        604
85.01 - 90.00                      989         241,081,017.94       19.07      243,762.40      7.489      89.61        632
90.01 - 95.00                      404         90,626,189.93         7.17      224,322.25      7.584      94.64        646
95.01 - 100.00                      50          8,634,408.72         0.68      172,688.17      8.803      99.87        668
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       45
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
STATE                            OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA                         1,255      $439,079,094.31       34.74%     $349,863.82    6.921%      80.70%       644
NEW YORK                            315        98,694,453.24         7.81      313,315.72      7.156      80.83        640
FLORIDA                             440        81,525,944.33         6.45      185,286.24      7.514      82.08        623
NEW JERSEY                          296        77,773,679.01         6.15      262,748.92      7.545      82.57        638
ILLINOIS                            352        67,423,417.35         5.33      191,543.80      7.342      83.31        623
ARIZONA                             240        46,230,269.29         3.66      192,626.12      7.179      81.24        634
MASSACHUSETTS                       159        43,173,826.61         3.42      271,533.50      7.258      81.09        630
MARYLAND                            147        33,705,091.45         2.67      229,286.34      7.131      81.91        617
NEVADA                              117        30,035,430.61         2.38      256,713.08      7.114      80.45        631
GEORGIA                             181        28,630,955.28         2.27      158,182.07      7.800      83.50        606
WASHINGTON                          132        27,335,534.92         2.16      207,087.39      6.957      81.78        627
TEXAS                               240        26,644,705.62         2.11      111,019.61      8.025      81.27        601
HAWAII                              70         26,608,056.73         2.11      380,115.10      6.803      80.36        657
MICHIGAN                            175        22,920,958.70         1.81      130,976.91      7.819      83.81        609
OHIO                                160        17,998,736.75         1.42      112,492.10      8.120      87.59        599
WISCONSIN                           141        17,985,037.18         1.42      127,553.46      7.833      83.52        611
MINNESOTA                           83         15,994,104.73         1.27      192,700.06      7.349      83.39        617
COLORADO                            83         15,438,943.28         1.22      186,011.36      7.083      83.05        627
OTHERS                              967        146,840,096.12       11.62      151,851.19      7.585      82.77        615
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       46
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
OCCUPANCY TYPE                   OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

INVESTOR                            287        $45,019,204.04       3.56%      $156,861.34    8.227%      84.73%       654
OWNER OCCUPIED                     5,060      1,173,915,684.54      92.87      231,999.15      7.187      81.91        629
SECOND HOME                         206        45,103,446.93         3.57      218,948.77      7.701      81.13        666
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
PROPERTY TYPE                    OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

ONE FAMILY                         4,051      $892,749,463.46       70.63%     $220,377.55    7.246%      81.67%       629
PUD DETACHED                        602        143,434,809.94       11.35      238,263.80      7.275      81.83        629
2-4 UNIT                            343        102,194,172.59        8.08      297,942.19      7.218      81.71        650
CONDO                               445        102,003,030.80        8.07      229,220.29      7.154      81.56        642
PUD ATTACHED                        109        22,982,856.92         1.82      210,851.90      7.393      82.65        629
MODULAR HOME                         3           674,001.80          0.05      224,667.27      7.140      79.13        609
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
LOAN PURPOSE                     OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE                 2,466      $554,140,811.45       43.84%     $224,712.41    7.244%      81.02%       613
PURCHASE                           2,451       586,817,432.71       46.42      239,419.60      7.255      82.17        650
RATE/TERM REFINANCE                 636        123,080,091.35        9.74      193,522.16      7.168      82.55        624
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       47
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
DOCUMENTATION TYPE               OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION                 3,429      $709,341,702.77       56.12%     $206,865.47    6.981%      81.97%       616
LIMITED DOCUMENTATION               89         24,701,753.92         1.95      277,547.80      7.070      82.40        628
STATED DOCUMENTATION               2,035       529,994,878.82       41.93      260,439.74      7.600      81.31        652
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
CREDIT SCORE                     OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

500 - 500                           15         $1,822,488.29        0.14%      $121,499.22    8.359%      77.81%       500
501 - 525                           304        42,320,786.39         3.35      139,213.11      8.549      76.89        513
526 - 550                           308        46,019,027.31         3.64      149,412.43      8.132      78.18        537
551 - 575                           372        66,497,533.83         5.26      178,756.81      7.670      80.27        564
576 - 600                           819        175,132,688.61       13.86      213,837.23      7.336      81.20        589
601 - 625                          1,148       255,720,129.59       20.23      222,752.73      7.149      82.33        614
626 - 650                          1,016       242,898,136.70       19.22      239,072.97      7.106      82.24        637
651 - 675                           727        199,447,400.67       15.78      274,343.05      7.063      82.10        662
676 - 700                           391        109,099,871.42        8.63      279,027.80      7.016      82.53        687
701 - 725                           247        69,146,691.23         5.47      279,946.12      6.962      82.59        711
726 - 750                           100        26,003,484.19         2.06      260,034.84      7.240      83.07        736
751 - 775                           65         19,087,328.14         1.51      293,651.20      7.000      82.17        762
776 - 800                           32          9,014,287.70         0.71      281,696.49      6.934      80.17        788
801 - 816                            9          1,828,481.44         0.14      203,164.60      7.632      83.76        812
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       48
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
PREPAYMENT PENALTY TERM           NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)                         OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

0                                  1,933      $418,620,641.74       33.12%     $216,565.26    7.610%      81.90%       632
12                                  251        65,014,218.10         5.14      259,020.79      7.258      81.88        633
24                                 1,732       475,094,664.82       37.59      274,304.08      6.978      81.30        642
36                                 1,637       305,308,810.85       24.15      186,505.08      7.144      82.02        614
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
LIEN TYPE                        OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

FIRST LIEN                         5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             5,553     $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       49
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
MAXIMUM MORTGAGE RATE ( %)       OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

11.950 - 11.999                     1            $84,243.94         0.01%      $84,243.94     5.950%      73.48%       619
12.000 - 12.499                     15          3,803,798.45         0.30      253,586.56      5.541      76.47        655
12.500 - 12.999                    309         91,406,119.44         7.23      295,812.68      5.811      78.09        649
13.000 - 13.499                    588         165,717,080.63       13.11      281,831.77      6.284      80.06        644
13.500 - 13.999                   1,232        325,162,681.98       25.72      263,930.75      6.763      81.59        640
14.000 - 14.499                    994         231,733,794.28       18.33      233,132.59      7.242      81.48        635
14.500 - 14.999                    972         209,654,618.52       16.59      215,694.05      7.731      82.61        625
15.000 - 15.499                    540         100,570,143.76        7.96      186,241.01      8.226      83.01        621
15.500 - 15.999                    467         76,854,560.46         6.08      164,570.79      8.723      84.66        602
16.000 - 16.499                    219         34,373,425.11         2.72      156,956.28      9.231      84.77        594
16.500 - 16.999                    132         16,227,031.33         1.28      122,932.06      9.714      84.97        583
17.000 - 17.499                     44          4,252,164.06         0.34       96,640.09     10.232      83.01        562
17.500 - 17.999                     28          2,937,104.25         0.23      104,896.58     10.688      81.24        550
18.000 - 18.499                     7            754,806.08          0.06      107,829.44     11.242      79.34        547
18.500 - 18.999                     4            415,214.75          0.03      103,803.69     11.781      84.27        572
19.000 - 19.100                     1            91,548.47           0.01       91,548.47     12.100      80.00        515
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                      % OF
                                                                     POOL BY
                                                   UNPAID            UNPAID         AVG.     WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL          PRINCIPAL    PRINCIPAL     GROSS     ORIGINAL     CREDIT
MINIMUM MORTGAGE RATE (%)        OF LOANS         BALANCE            BALANCE      BALANCE      COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                      262         $78,009,543.32         6.17%     $297,746.35   5.790%      78.37%       652
6.000 - 6.499                      632         178,546,889.09         14.13      282,510.90    6.230      79.79        644
6.500 - 6.999                     1,227        324,356,610.03         25.66      264,349.32    6.755      81.57        640
7.000 - 7.499                      996         233,001,579.28         18.43      233,937.33    7.235      81.40        635
7.500 - 7.999                      976         210,633,002.89         16.66      215,812.50    7.728      82.63        625
8.000 - 8.499                      553         102,658,380.92         8.12       185,639.03    8.209      82.99        620
8.500 - 8.999                      471         77,624,133.08          6.14       164,807.08    8.719      84.61        602
9.000 - 9.499                      219         34,373,425.11          2.72       156,956.28    9.231      84.77        594
9.500 - 9.999                      133         16,383,934.18          1.30       123,187.48    9.714      85.01        583
10.000 - 10.499                     44          4,252,164.06          0.34       96,640.09    10.232      83.01        562
10.500 - 10.999                     28          2,937,104.25          0.23       104,896.58   10.688      81.24        550
11.000 - 11.499                     7            754,806.08           0.06       107,829.44   11.242      79.34        547
11.500 - 11.999                     4            415,214.75           0.03       103,803.69   11.781      84.27        572
12.000 - 12.100                     1            91,548.47            0.01       91,548.47    12.100      80.00        515
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51       100.00%    $227,631.61   7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       50
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
MARGIN (%)                       OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

2.500 - 2.999                       5          $1,022,175.98        0.08%      $204,435.20    7.405%      84.29%       618
3.000 - 3.499                       3            534,403.08          0.04      178,134.36      8.269      82.20        699
3.500 - 3.999                       45          6,657,525.99         0.53      147,945.02      7.109      80.90        615
4.000 - 4.499                       2            319,119.99          0.03      159,560.00      6.607      80.00        628
5.000 - 5.499                      164         35,443,166.51         2.80      216,116.87      7.163      82.87        627
5.500 - 5.999                     3,059        679,479,703.68       53.75      222,124.78      6.977      82.11        628
6.000 - 6.499                     2,025        499,049,505.56       39.48      246,444.20      7.528      81.59        641
6.500 - 6.999                      152         28,253,932.82         2.24      185,881.14      7.984      77.20        572
7.000 - 7.499                       93         12,033,794.86         0.95      129,395.64      8.909      71.04        558
7.500 - 7.999                       1            69,844.89           0.01       69,844.89     10.825      42.42        603
8.000 - 8.499                       3            919,635.15          0.07      306,545.05      6.431      80.00        608
8.500 - 8.650                       1            255,527.00          0.02      255,527.00      7.838      80.00        625
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       51
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
INITIAL RATE CAP (%)             OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                       36         $5,982,143.81        0.47%      $166,170.66    7.579%      81.06%       629
1.500 - 1.500                     5,517       1,258,056,191.70      99.53      228,032.66      7.240      81.70        632
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
PERIODIC RATE CAP (%)            OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                       37         $6,112,378.84        0.48%      $165,199.43    7.588%      81.25%       628
1.500 - 1.500                     5,516       1,257,925,956.67      99.52      228,050.39      7.240      81.70        632
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       52
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
                                  NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
NEXT RATE ADJUSTMENT DATE        OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

6/1/2007                            2           $298,938.97         0.02%      $149,469.49    7.648%      66.51%       538
7/1/2007                            1            100,955.36          0.01      100,955.36      6.850      80.00        653
8/1/2007                            8           1,484,810.99         0.12      185,601.37      7.158      78.76        630
9/1/2007                            75         18,894,280.88         1.49      251,923.75      7.215      82.15        626
10/1/2007                          946         278,603,471.58       22.04      294,506.84      6.969      81.22        645
11/1/2007                          512         139,499,573.26       11.04      272,460.10      7.107      81.42        644
12/1/2007                          457         117,679,162.18        9.31      257,503.64      7.443      80.75        640
7/1/2008                            1            140,403.35          0.01      140,403.35      8.600      84.94        660
8/1/2008                            9           1,860,135.15         0.15      206,681.68      7.453      85.36        617
9/1/2008                           189         39,051,159.95         3.09      206,619.89      7.064      81.91        620
10/1/2008                         1,561        325,517,492.30       25.75      208,531.39      7.229      82.45        622
11/1/2008                         1,095        216,553,596.69       17.13      197,765.84      7.352      82.42        624
12/1/2008                          647         111,050,779.02        8.79      171,639.53      7.789      80.89        620
8/1/2010                            1            121,513.55          0.01      121,513.55      7.425      80.00        623
9/1/2010                            11          3,119,399.93         0.25      283,581.81      6.963      81.44        661
10/1/2010                           17          4,889,184.36         0.39      287,599.08      6.988      77.45        645
11/1/2010                           17          4,180,027.99         0.33      245,884.00      7.196      78.76        649
12/1/2010                           4            993,450.00          0.08      248,362.50      7.235      76.97        647
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,553      $1,264,038,335.51     100.00%     $227,631.61    7.242%      81.70%       631
--------------------------------------------------------------------------------------------------------------------------------

                                       53
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                        THE MORTGAGE LOANS (FIXED RATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                  $199,309,673.50

NUMBER OF MORTGAGE LOANS:                                          1,358

AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $146,767.06

WEIGHTED AVERAGE GROSS COUPON:                                     7.226%

INITIAL WEIGHTED AVERAGE NET COUPON(1):                            6.722%

WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                             622

WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                            77.76%

WEIGHTED AVERAGE COMBINED LTV RATIO:                               79.63%

WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                    346

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                            350

INTEREST ONLY LOANS:                                               2.51%

SILENT SECONDS:                                                    9.94%
--------------------------------------------------------------------------------

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.
(2) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                       54
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                        % OF
                                                                       POOL BY
                                                       UNPAID          UNPAID        AVG.      WTD. AVG. WTD. AVG.  WTD. AVG.
                                      NUMBER         PRINCIPAL        PRINCIPAL   PRINCIPAL      GROSS    ORIGINAL    CREDIT
PRODUCT TYPE                         OF LOANS         BALANCE          BALANCE     BALANCE       COUPON     LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------------

FIX-5Y-IO                               15         $4,999,398.33       2.51%    $333,293.22    7.245%      76.80%       649
FIXED                                  1,118      185,079,625.02       92.86     165,545.28     7.042      76.70        620
FIXED 2NDS                              225        9,230,650.15        4.63      41,025.11     10.908      99.55        639
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 1,358      $199,309,673.50     100.00%   $146,767.06    7.226%      77.76%       622
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
CURRENT GROSS                     NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
MORTGAGE RATE (%)                OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

5.500 - 5.999                       31         $7,045,785.02        3.54%      $227,283.39    5.966%      70.67%       639
6.000 - 6.499                       246        56,887,394.29        28.54      231,249.57      6.286      72.72        639
6.500 - 6.999                       298        55,363,338.55        27.78      185,783.02      6.751      77.51        631
7.000 - 7.499                       151        24,155,743.80        12.12      159,971.81      7.238      78.66        611
7.500 - 7.999                       139        18,507,807.92         9.29      133,149.70      7.700      80.40        605
8.000 - 8.499                       91         10,652,324.51         5.34      117,058.51      8.228      81.17        598
8.500 - 8.999                       88          8,694,766.85         4.36       98,804.17      8.770      81.95        578
9.000 - 9.499                       62          5,206,657.40         2.61       83,978.35      9.214      81.47        575
9.500 - 9.999                       82          4,200,232.73         2.11       51,222.35      9.750      86.04        591
10.000 - 10.499                     28          1,822,682.81         0.91       65,095.81     10.248      85.99        597
10.500 - 10.999                     32          1,682,768.19         0.84       52,586.51     10.745      94.92        631
11.000 - 11.499                     28          1,280,059.32         0.64       45,716.40     11.293      100.00       641
11.500 - 11.999                     55          2,609,797.61         1.31       47,450.87     11.734      98.76        615
12.000 - 12.499                     20           799,957.70          0.40       39,997.89     12.157      100.00       608
12.500 - 12.999                      3           214,529.79          0.11       71,509.93     12.613      100.00       617
13.000 - 13.499                      3           158,737.65          0.08       52,912.55     13.251      100.00       625
13.500 - 13.799                      1           27,089.36           0.01       27,089.36     13.700      100.00       640
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,358      $199,309,673.50      100.00%     $146,767.06    7.226%      77.76%       622
--------------------------------------------------------------------------------------------------------------------------------

                                       55
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                     % OF
                                                                    POOL BY
                                                    UNPAID          UNPAID        AVG.       WTD. AVG.   WTD. AVG.  WTD. AVG.
CURRENT                            NUMBER         PRINCIPAL        PRINCIPAL    PRINCIPAL      GROSS     ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)             OF LOANS         BALANCE          BALANCE      BALANCE       COUPON       LTV       SCORE
--------------------------------------------------------------------------------------------------------------------------------

14,987.75 - 25,000.00               68         $1,500,652.33        0.75%      $22,068.42     10.546%     98.35%       624
25,000.01 - 50,000.00               130         4,973,773.95         2.50       38,259.80      9.788      87.55        618
50,000.01 - 75,000.00               197        12,201,164.20         6.12       61,934.84      8.865      81.28        605
75,000.01 - 100,000.00              220        19,252,365.96         9.66       87,510.75      7.878      77.57        604
100,000.01 - 125,000.00             136        15,273,880.80         7.66      112,307.95      7.510      77.96        610
125,000.01 - 150,000.00             135        18,516,508.71         9.29      137,159.32      7.225      75.37        611
150,000.01 - 175,000.00             83         13,431,177.11         6.74      161,821.41      7.079      77.19        620
175,000.01 - 200,000.00             79         14,947,037.93         7.50      189,203.01      6.876      77.81        614
200,000.01 - 225,000.00             60         12,773,505.22         6.41      212,891.75      6.790      75.98        621
225,000.01 - 250,000.00             37          8,841,494.46         4.44      238,959.31      6.784      74.97        619
250,000.01 - 275,000.00             39         10,193,141.17         5.11      261,362.59      6.678      76.70        630
275,000.01 - 300,000.00             30          8,638,901.78         4.33      287,963.39      6.669      76.04        624
300,000.01 - 325,000.00             28          8,749,926.78         4.39      312,497.39      6.986      80.18        622
325,000.01 - 350,000.00             31         10,516,942.93         5.28      339,256.22      6.833      79.85        625
350,000.01 - 375,000.00             15          5,471,124.52         2.75      364,741.63      6.759      72.59        635
375,000.01 - 400,000.00             14          5,423,002.73         2.72      387,357.34      6.549      74.79        646
400,000.01 - 417,000.00              3          1,216,037.29         0.61      405,345.76      6.575      78.06        642
417,000.01 - 425,000.00              8          3,367,271.55         1.69      420,908.94      6.730      79.74        613
425,000.01 - 450,000.00              8          3,548,166.44         1.78      443,520.81      6.565      82.99        645
450,000.01 - 500,000.00             15          7,164,671.75         3.59      477,644.78      6.867      79.36        637
500,000.01 - 600,000.00             13          7,018,162.89         3.52      539,858.68      6.583      76.69        661
600,000.01 - 700,000.00              7          4,596,067.19         2.31      656,581.03      6.749      73.34        663
700,000.01 - 800,000.00              1           779,695.81          0.39      779,695.81      6.775      80.00        711
900,000.01 - 915,000.00              1           915,000.00          0.46      915,000.00      6.625      70.38        655
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,358      $199,309,673.50      100.00%     $146,767.06    7.226%      77.76%       622
--------------------------------------------------------------------------------------------------------------------------------

                                       56
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                                     % OF
                                                                   POOL BY
                                                   UNPAID           UNPAID        AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL                          NUMBER         PRINCIPAL        PRINCIPAL     PRINCIPAL      GROSS     ORIGINAL     CREDIT
PRINCIPAL BALANCE ($)            OF LOANS         BALANCE          BALANCE       BALANCE       COUPON      LTV        SCORE
--------------------------------------------------------------------------------------------------------------------------------

15,000.00 - 25,000.00               68         $1,500,652.33        0.75%      $22,068.42     10.546%     98.35%       624
25,000.01 - 50,000.00               128         4,874,996.29         2.45       38,085.91      9.824      88.19        618
50,000.01 - 75,000.00               197        12,150,273.72         6.10       61,676.52      8.877      81.68        604
75,000.01 - 100,000.00              222        19,402,034.10         9.73       87,396.55      7.874      77.22        604
100,000.01 - 125,000.00             136        15,273,880.80         7.66      112,307.95      7.510      77.96        610
125,000.01 - 150,000.00             132        18,067,944.80         9.07      136,878.37      7.238      75.09        611
150,000.01 - 175,000.00             85         13,704,868.58         6.88      161,233.75      7.073      77.33        620
175,000.01 - 200,000.00             79         14,921,927.08         7.49      188,885.15      6.854      77.79        614
200,000.01 - 225,000.00             61         12,973,488.51         6.51      212,680.14      6.812      76.19        620
225,000.01 - 250,000.00             36          8,592,498.39         4.31      238,680.51      6.807      75.77        620
250,000.01 - 275,000.00             40         10,442,137.24         5.24      261,053.43      6.661      76.00        629
275,000.01 - 300,000.00             29          8,339,448.61         4.18      287,567.19      6.684      77.27        621
300,000.01 - 325,000.00             29          9,049,379.95         4.54      312,047.58      6.961      78.91        624
325,000.01 - 350,000.00             29          9,817,358.17         4.93      338,529.59      6.884      79.12        625
350,000.01 - 375,000.00             16          5,795,734.55         2.91      362,233.41      6.699      74.21        635
375,000.01 - 400,000.00             15          5,797,977.46         2.91      386,531.83      6.546      75.12        644
400,000.01 - 417,000.00              3          1,216,037.29         0.61      405,345.76      6.575      78.06        642
417,000.01 - 425,000.00              8          3,367,271.55         1.69      420,908.94      6.730      79.74        613
425,000.01 - 450,000.00              8          3,548,166.44         1.78      443,520.81      6.565      82.99        645
450,000.01 - 500,000.00             15          7,164,671.75         3.59      477,644.78      6.867      79.36        637
500,000.01 - 600,000.00             13          7,018,162.89         3.52      539,858.68      6.583      76.69        661
600,000.01 - 700,000.00              7          4,596,067.19         2.31      656,581.03      6.749      73.34        663
700,000.01 - 800,000.00              1           779,695.81          0.39      779,695.81      6.775      80.00        711
900,000.01 - 915,000.00              1           915,000.00          0.46      915,000.00      6.625      70.38        655
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,358      $199,309,673.50      100.00%     $146,767.06    7.226%      77.76%       622
--------------------------------------------------------------------------------------------------------------------------------

(1) All weighted averages based on Unpaid Principal Balance.

--------------------------------------------------------------------------------------------------------------------------------

                                       57
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                      % OF
                                                    POOL BY
                                                     UNPAID       AVG.      WTD. AVG.    WTD. AVG.  WTD. AVG.
REMAINING TERM     NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL     GROSS      ORIGINAL     CREDIT
(MONTHS)             LOANS          BALANCE         BALANCE      BALANCE      COUPON        LTV       SCORE
----------------------------------------------------------------------------------------------------------------

116 - 120              6          $338,551.06       0.17%       $56,425.18    7.283%       59.18%       605
121 - 180              48        4,962,919.99        2.49       103,394.17    7.505        74.61        626
181 - 240              76        8,586,967.93        4.31       112,986.42    7.129        76.09        622
241 - 300              10         970,685.30         0.49       97,068.53     7.388        76.34        603
301 - 358            1,218      184,450,549.22      92.54       151,437.23    7.222        77.97        622
----------------------------------------------------------------------------------------------------------------
TOTAL:               1,358      $199,309,673.50    100.00%     $146,767.06    7.226%       77.76%       622
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                      % OF
                                                    POOL BY
                                                     UNPAID       AVG.       WTD. AVG.  WTD. AVG.   WTD. AVG.
ORIGINAL TERM      NUMBER OF    UNPAID PRINCIPAL   PRINCIPAL    PRINCIPAL      GROSS     ORIGINAL     CREDIT
(MONTHS)             LOANS          BALANCE         BALANCE      BALANCE      COUPON       LTV        SCORE
----------------------------------------------------------------------------------------------------------------

120 - 120             6          $338,551.06        0.17%       $56,425.18    7.283%     59.18%         605
121 - 180             48        4,962,919.99         2.49       103,394.17    7.505      74.61          626
181 - 240             76        8,586,967.93         4.31       112,986.42    7.129      76.09          622
241 - 300             10         970,685.30          0.49       97,068.53     7.388      76.34          603
301 - 360           1,218      184,450,549.22       92.54       151,437.23    7.222      77.97          622
----------------------------------------------------------------------------------------------------------------
TOTAL:              1,358      $199,309,673.50     100.00%     $146,767.06    7.226%     77.76%         622
----------------------------------------------------------------------------------------------------------------

                                       58
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------

                                                        % OF
                                                   POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                   NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
 COMBINED LTV (%)    LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
-------------------------------------------------------------------------------------------------------------

13.38 - 25.00          7           $586,564.66          0.29%      $83,794.95   7.142%    19.03%      604
25.01 - 30.00          5           354,217.87           0.18       70,843.57    7.225     27.59       586
30.01 - 35.00          4           284,516.84           0.14       71,129.21    8.239     32.58       592
35.01 - 40.00          9           963,627.71           0.48       107,069.75   6.882     36.71       643
40.01 - 45.00          19         2,304,828.55          1.16       121,306.77   6.697     43.01       643
45.01 - 50.00          23         3,351,102.24          1.68       145,700.10   6.630     47.45       629
50.01 - 55.00          32         4,959,767.87          2.49       154,992.75   6.760     52.63       625
55.01 - 60.00          42         7,509,280.83          3.77       178,792.40   6.650     57.93       622
60.01 - 65.00          60         11,283,588.07         5.66       188,059.80   6.803     63.12       623
65.01 - 70.00          92         16,724,773.87         8.39       181,791.02   6.765     68.53       618
70.01 - 75.00         104         21,112,544.52         10.59      203,005.24   6.818     73.53        622
75.01 - 80.00         261         39,712,145.39         19.92      152,153.81   7.116     79.14       608
80.01 - 85.00         140         22,181,245.13         11.13      158,437.47   7.310     84.07       602
85.01 - 90.00         158         27,905,333.51         14.00      176,616.03   7.243     89.06       628
90.01 - 95.00          86         14,010,109.22         7.03       162,908.25   7.253     92.58       636
95.01 - 100.00        316         26,066,027.22         13.08      82,487.43    8.482     87.41       643
-------------------------------------------------------------------------------------------------------------
TOTAL:               1,358       $199,309,673.50       100.00%    $146,767.06   7.226%    77.76%      622
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                        % OF
                                                   POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                   NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
 ORIGINAL LTV (%)    LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
-------------------------------------------------------------------------------------------------------------

13.38 - 25.00           7         $586,564.66             0.29%    $83,794.95   7.142%    19.03%      604
25.01 - 30.00           5         354,217.87               0.18    70,843.57    7.225     27.59       586
30.01 - 35.00           4         284,516.84               0.14    71,129.21    8.239     32.58       592
35.01 - 40.00           9         963,627.71               0.48    107,069.75   6.882     36.71       643
40.01 - 45.00           20       2,450,805.60              1.23    122,540.28   6.676     43.13       647
45.01 - 50.00           23       3,351,102.24              1.68    145,700.10   6.630     47.45       629
50.01 - 55.00           32       4,959,767.87              2.49    154,992.75   6.760     52.63       625
55.01 - 60.00           43       7,627,858.03              3.83    177,392.05   6.645     57.95       622
60.01 - 65.00           60       11,283,588.07             5.66    188,059.80   6.803     63.12       623
65.01 - 70.00           95       17,261,465.71             8.66    181,699.64   6.758     68.53       618
70.01 - 75.00          104       21,112,544.52            10.59    203,005.24   6.818     73.53       622
75.01 - 80.00          355       56,837,207.03            28.52    160,104.81   7.101     79.45       621
80.01 - 85.00          146       23,226,508.31            11.65    159,085.67   7.297     84.11       602
85.01 - 90.00          160       27,314,263.01            13.70    170,714.14   7.273     89.61       626
90.01 - 95.00           73       12,133,728.92             6.09    166,215.46   7.301     94.37       633
95.01 - 100.00         222       9,561,907.11              4.80    43,071.65    10.882    99.93       640
-------------------------------------------------------------------------------------------------------------
TOTAL:                1,358     $199,309,673.50          100.00%  $146,767.06   7.226%    77.76%      622
-------------------------------------------------------------------------------------------------------------

                                       59
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                        % OF
                                                   POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                   NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
STATE                LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
-------------------------------------------------------------------------------------------------------------

CALIFORNIA               187      $46,145,620.97       23.15%     $246,768.03   6.880%    74.27%      637
TEXAS                    266       24,420,064.82       12.25       91,804.75    7.665     80.07       600
FLORIDA                  150       22,224,880.71       11.15       148,165.87   7.143     76.23       619
NEW YORK                  55       12,336,599.98        6.19       224,301.82   6.905     75.51       636
NEW JERSEY                42       8,650,520.30         4.34       205,964.77   7.138     74.70       626
MASSACHUSETTS             31       7,076,728.24         3.55       228,281.56   7.014     75.18       626
HAWAII                    21       6,515,471.47         3.27       310,260.55   6.743     75.05       650
ARIZONA                   44       5,958,348.62         2.99       135,417.01   7.210     77.50       623
PENNSYLVANIA              52       5,866,145.74         2.94       112,810.50   7.302     78.25       611
WASHINGTON                31       5,023,374.56         2.52       162,044.34   7.142     81.92       616
OHIO                      46       4,998,175.57         2.51       108,655.99   7.579     83.04       616
CONNECTICUT               17       3,742,557.42         1.88       220,150.44   7.145     79.49       613
ILLINOIS                  33       3,669,165.05         1.84       111,186.82   7.560     78.84       608
TENNESSEE                 33       3,521,359.18         1.77       106,707.85   7.453     82.36       613
MARYLAND                  17       3,306,279.14         1.66       194,487.01   6.725     77.86       623
MICHIGAN                  28       2,900,969.75         1.46       103,606.06   7.891     85.34       619
VIRGINIA                  19       2,709,468.29         1.36       142,603.59   7.172     81.74       631
GEORGIA                   30       2,608,407.61         1.31       86,946.92    8.466     82.00       580
[OTHERS]                 256       27,635,536.08       13.87       107,951.31   7.578     81.74       613
-------------------------------------------------------------------------------------------------------------
TOTAL:                  1,358     $199,309,673.50     100.00%     $146,767.06   7.226%    77.76%      622
--------------------------------------------------------------------------------------------------------------

                                       60
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                        % OF
                                                   POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                   NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
OCCUPANCY TYPE       LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
-------------------------------------------------------------------------------------------------------------

INVESTOR                63       $7,002,249.36          3.51%     $111,146.82   7.915%    78.20%      656
OWNER OCCUPIED         1,273     190,511,398.29         95.59      149,655.46   7.191     77.71       620
SECOND HOME             22        1,796,025.85          0.90       81,637.54    8.280     81.22       665
-------------------------------------------------------------------------------------------------------------
TOTAL:                 1,358    $199,309,673.50        100.00%    $146,767.06   7.226%    77.76%      622
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                        % OF
                                                   POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                   NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
PROPERTY TYPE        LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
-------------------------------------------------------------------------------------------------------------

ONE FAMILY             1,076     $152,829,688.57          76.68%  $142,035.03   7.210%    77.20%     620
PUD DETACHED            144       23,828,615.72           11.96    165,476.50   7.297     80.34      620
2-4 UNIT                 56       10,554,046.16            5.30    188,465.11   7.138     77.84      645
CONDO                    58       9,726,310.88             4.88    167,695.02   7.286     79.55      626
PUD ATTACHED             24       2,371,012.17             1.19    98,792.17    7.695     80.22      624
-------------------------------------------------------------------------------------------------------------
TOTAL:                 1,358     $199,309,673.50         100.00%  $146,767.06   7.226%    77.76%     622
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                        % OF
                                                   POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                   NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
LOAN PURPOSE         LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE      868      $145,801,556.55        73.15%    $167,974.14   7.000%    75.35%       618
PURCHASE                342       33,733,565.29         16.93      98,636.16    8.188     86.09        644
RATE/TERM REFINANCE     148       19,774,551.66          9.92      133,611.84   7.253     81.33        611
---------------------------------------------------------------------------------------------------------------
TOTAL:                 1,358     $199,309,673.50       100.00%    $146,767.06   7.226%    77.76%       622
---------------------------------------------------------------------------------------------------------------

                                       61
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                             % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                           NUMBER OF  UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
DOCUMENTATION TYPE           LOANS         BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
----------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION           1,107     $156,397,569.42       78.47%     $141,280.55   7.125%    78.10%        615
LIMITED DOCUMENTATION          20       4,297,499.69          2.16       214,874.98   6.840     83.89         666
STATED DOCUMENTATION          231       38,614,604.39        19.37       167,162.79   7.681     75.73         645
----------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,358     $199,309,673.50      100.00%     $146,767.06   7.226%    77.76%        622
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                           % OF
                                                      POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                      NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
CREDIT SCORE            LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------

500 - 500                   1         $96,345.53          0.05%       $96,345.53   8.700%    89.20%       500
501 - 525                   58       6,829,667.41          3.43       117,752.89   8.902     77.09        512
526 - 550                   78       9,004,522.48          4.52       115,442.60   7.987     74.49        539
551 - 575                  130       16,497,954.70         8.28       126,907.34   7.499     75.72        564
576 - 600                  272       31,112,161.74        15.61       114,382.95   7.552     79.94        590
601 - 625                  306       48,416,384.57        24.29       158,223.48   6.987     79.22        613
626 - 650                  224       39,932,986.80        20.04       178,272.26   6.955     76.22        637
651 - 675                  137       21,482,412.85        10.78       156,805.93   7.100     77.24        663
676 - 700                   65       11,414,711.01         5.73       175,610.94   6.787     76.45        688
701 - 725                   46       8,156,441.64          4.09       177,313.95   7.034     77.73        713
726 - 750                   21       3,051,283.09          1.53       145,299.19   6.785     82.23        737
751 - 775                   6        1,724,322.17          0.87       287,387.03   6.833     75.83        757
776 - 800                   13       1,450,438.34          0.73       111,572.18   7.658     81.61        786
801 - 816                   1         140,041.17           0.07       140,041.17   7.500     85.00        816
------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,358     $199,309,673.50      100.00%     $146,767.06   7.226%    77.76%       622
------------------------------------------------------------------------------------------------------------------

                                       62
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                % OF
                                                           POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
PREPAYMENT PENALTY TERM    NUMBER OF    UNPAID PRINCIPAL      PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
(MONTHS)                     LOANS           BALANCE           BALANCE      BALANCE    COUPON      LTV       SCORE
----------------------------------------------------------------------------------------------------------------------

0                             445        $46,991,181.53         23.58%    $105,598.16   7.783%    78.07%       611
12                             55         13,281,053.48          6.66      241,473.70   6.813     74.88        635
24                             81         5,951,571.71           2.99      73,476.19    9.417     92.06        642
36                            777        133,085,866.78         66.77      171,281.68   6.973     77.30        623
----------------------------------------------------------------------------------------------------------------------
TOTAL:                       1,358       $199,309,673.50       100.00%    $146,767.06   7.226%    77.76%       622
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                           % OF
                                                      POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                     NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
LIEN TYPE              LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
----------------------------------------------------------------------------------------------------------------

FIRST LIEN             1,133       $190,079,023.35          95.37%   $167,766.13   7.048%    76.70%      621
SECOND LIEN             225         9,230,650.15             4.63     41,025.11    10.908    99.55       639
----------------------------------------------------------------------------------------------------------------
TOTAL:                 1,358       $199,309,673.50         100.00%   $146,767.06   7.226%    77.76%      622
----------------------------------------------------------------------------------------------------------------

                                       63
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

     SCHEDULED PRINCIPAL BALANCE:                             $769,832,103.53
     NUMBER OF MORTGAGE LOANS:                                     2,719
     AVERAGE SCHEDULED PRINCIPAL BALANCE:                       $283,130.60
     WEIGHTED AVERAGE GROSS COUPON:                               7.025%
     INITIAL WEIGHTED AVERAGE NET COUPON(1):                      6.521%
     WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                        644
     WEIGHTED AVERAGE ORIGINAL LTV RATIO(3):                      81.27%
     WEIGHTED AVERAGE COMBINED LTV RATIO:                         90.96%
     WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               357
     WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                       360
     WEIGHTED AVERAGE ROLL TERM2 (MONTHS):                          25
     WEIGHTED AVERAGE GROSS MARGIN(2):                            6.023%
     WEIGHTED AVERAGE INITIAL RATE CAP(2):                        1.499%
     WEIGHTED AVERAGE PERIODIC RATE CAP(2):                       1.499%
     WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(2):             14.022%
     WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(2):             7.044%
     INTEREST ONLY LOANS:                                         100.00%
     SILENT SECONDS:                                              49.11%

(1) The initial weighted average net coupon has been prepared assuming the
Administrative Fee Rate is 0.5040%.

(2) Includes adjustable-rate Mortgage Loans only.

(3) The loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is
(i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii)
the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

                                       64
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                           % OF
                                                      POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                     NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
PRODUCT TYPE           LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
----------------------------------------------------------------------------------------------------------------

2/6M ARMS-2Y-IO          249       $64,939,624.18           8.44%    $260,801.70  6.926%      82.19%     626
2/6M ARMS-5Y-IO         1,559      464,501,885.61           60.34     297,948.61   7.072      81.15      647
3/6M ARMS-3Y-IO          184       49,102,883.12             6.38     266,863.50   6.565      80.45      630
3/6M ARMS-5Y-IO          662       172,984,736.46           22.47     261,306.25   7.057      81.81      644
5/6M ARMS-7Y-IO          50        13,303,575.83             1.73     266,071.52   7.070      78.79      650
FIX-5Y-IO                15         4,999,398.33             0.65     333,293.22   7.245      76.80      649
----------------------------------------------------------------------------------------------------------------
TOTAL:                  2,719     $769,832,103.53          100.00%   $283,130.60  7.025%      81.27%     644
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                           % OF
                                                      POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
CURRENT GROSS        NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
MORTGAGE RATE (%)      LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
----------------------------------------------------------------------------------------------------------------

5.000 - 5.499              6        $2,184,861.39           0.28%   $364,143.57   5.359%    79.11%        653
5.500 - 5.999             207       66,110,766.98            8.59    319,375.69   5.800     78.17         651
6.000 - 6.499             383      114,835,900.06           14.92    299,832.64   6.274     79.40         648
6.500 - 6.999             803      237,902,543.25           30.90    296,267.18   6.754     81.41         645
7.000 - 7.499             552      147,591,226.84           19.17    267,375.41   7.237     81.31         641
7.500 - 7.999             444      119,521,928.01           15.53    269,193.53   7.719     82.36         642
8.000 - 8.499             193       48,933,445.01            6.36    253,541.17   8.230     83.14         643
8.500 - 8.999              88       23,030,945.23            2.99    261,715.29   8.718     85.61         633
9.000 - 9.499              28       6,464,839.93             0.84    230,887.14   9.250     86.97         621
9.500 - 9.999              13       3,125,703.98             0.41    240,438.77   9.721     89.40         615
10.000 - 10.499            2         129,942.85              0.02    64,971.43    10.225    92.23         626
----------------------------------------------------------------------------------------------------------------
TOTAL:                   2,719     $769,832,103.53         100.00%  $283,130.60   7.025%    81.27%        644
----------------------------------------------------------------------------------------------------------------

                                       65
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
CURRENT UNPAID           NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
PRINCIPAL BALANCE ($)      LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

54,150.00 - 75,000.00          9         $570,690.14            0.07%    $63,410.02   7.992%      76.21%     628
75,000.01 - 100,000.00         94       8,484,507.11             1.10    90,260.71    7.306       78.82      638
100,000.01 - 125,000.00       181       20,537,685.01            2.67    113,467.87   7.352       79.59      627
125,000.01 - 150,000.00       222       30,512,530.26            3.96    137,443.83   7.277       80.25      629
150,000.01 - 175,000.00       224       36,318,855.61            4.72    162,137.75   7.166       79.97      634
175,000.01 - 200,000.00       210       39,693,675.37            5.16    189,017.50   7.093       79.33      641
200,000.01 - 225,000.00       215       45,984,024.16            5.97    213,879.18   7.059       79.61      636
225,000.01 - 250,000.00       145       34,501,839.60            4.48    237,943.72   7.147       78.29      638
250,000.01 - 275,000.00       192       50,330,172.72            6.54    262,136.32   6.920       80.46      642
275,000.01 - 300,000.00       181       52,017,151.67            6.76    287,387.58   6.933       80.21      647
300,000.01 - 325,000.00       147       45,990,762.71            5.97    312,862.33   6.961       82.36      644
325,000.01 - 350,000.00       134       45,285,581.88            5.88    337,952.10   6.909       81.49      638
350,000.01 - 375,000.00       127       45,853,070.91            5.96    361,047.80   7.097       82.45      642
375,000.01 - 400,000.00       110       42,755,801.54            5.55    388,689.10   7.096       82.32      652
400,000.01 - 417,000.00        56       22,865,226.97            2.97    408,307.62   6.838       82.70      649
417,000.01 - 425,000.00        35       14,755,867.13            1.92    421,596.20   7.125       80.85      644
425,000.01 - 450,000.00        79       34,686,592.06            4.51    439,070.79   6.951       83.15      644
450,000.01 - 500,000.00       140       66,911,865.55            8.69    477,941.90   6.895       83.14      642
500,000.01 - 600,000.00       128       68,849,999.69            8.94    537,890.62   7.002       82.39      654
600,000.01 - 700,000.00        55       35,554,877.66            4.62    646,452.32   6.945       83.60      661
700,000.01 - 800,000.00        24       17,605,249.71            2.29    733,552.07   6.946       83.54      672
800,000.01 - 900,000.00        7        5,876,826.10             0.76    839,546.59   7.061       76.78      637
900,000.01 - 1,000,000.00      4        3,889,249.97             0.51    972,312.49   7.257       65.57      658
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%      81.27%     644
---------------------------------------------------------------------------------------------------------------------

                                       66
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE(1)
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
ORIGINAL                 NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
PRINCIPAL BALANCE ($)      LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

54,150.00 - 75,000.00          9         $570,690.14            0.07%    $63,410.02   7.992%      76.21%     628
75,000.01 - 100,000.00         94       8,484,507.11             1.10    90,260.71    7.306       78.82      638
100,000.01 - 125,000.00       181       20,537,685.01            2.67    113,467.87   7.352       79.59      627
125,000.01 - 150,000.00       222       30,512,530.26            3.96    137,443.83   7.277       80.25      629
150,000.01 - 175,000.00       224       36,318,855.61            4.72    162,137.75   7.166       79.97      634
175,000.01 - 200,000.00       210       39,693,675.37            5.16    189,017.50   7.093       79.33      641
200,000.01 - 225,000.00       215       45,984,024.16            5.97    213,879.18   7.059       79.61      636
225,000.01 - 250,000.00       145       34,501,839.60            4.48    237,943.72   7.147       78.29      638
250,000.01 - 275,000.00       192       50,330,172.72            6.54    262,136.32   6.920       80.46      642
275,000.01 - 300,000.00       181       52,017,151.67            6.76    287,387.58   6.933       80.21      647
300,000.01 - 325,000.00       147       45,990,762.71            5.97    312,862.33   6.961       82.36      644
325,000.01 - 350,000.00       134       45,285,581.88            5.88    337,952.10   6.909       81.49      638
350,000.01 - 375,000.00       127       45,853,070.91            5.96    361,047.80   7.097       82.45      642
375,000.01 - 400,000.00       110       42,755,801.54            5.55    388,689.10   7.096       82.32      652
400,000.01 - 417,000.00        56       22,865,226.97            2.97    408,307.62   6.838       82.70      649
417,000.01 - 425,000.00        35       14,755,867.13            1.92    421,596.20   7.125       80.85      644
425,000.01 - 450,000.00        79       34,686,592.06            4.51    439,070.79   6.951       83.15      644
450,000.01 - 500,000.00       140       66,911,865.55            8.69    477,941.90   6.895       83.14      642
500,000.01 - 600,000.00       128       68,849,999.69            8.94    537,890.62   7.002       82.39      654
600,000.01 - 700,000.00        55       35,554,877.66            4.62    646,452.32   6.945       83.60      661
700,000.01 - 800,000.00        24       17,605,249.71            2.29    733,552.07   6.946       83.54      672
800,000.01 - 900,000.00        7        5,876,826.10             0.76    839,546.59   7.061       76.78      637
900,000.01 - 1,000,000.00      4        3,889,249.97             0.51    972,312.49   7.257       65.57      658
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%      81.27%     644
(1) All weighted averages based on Unpaid Principal Balance.

---------------------------------------------------------------------------------------------------------------------

                                       67
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
REMAINING TERM           NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
(MONTHS)                   LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

352 - 358                    2,719     $769,832,103.53        100.00%    $283,130.60   7.025%    81.27%      644
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53        100.00%    $283,130.60   7.025%    81.27%      644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
ORIGINAL TERM            NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
(MONTHS)                   LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

360 - 360                  2,719     $769,832,103.53          100.00%    $283,130.60   7.025%    81.27%       644
---------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,719     $769,832,103.53          100.00%    $283,130.60   7.025%    81.27%       644
---------------------------------------------------------------------------------------------------------------------

                                       68
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY COMBINED LTV
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
COMBINED LTV (%)           LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

31.31 - 35.00                  4         $437,998.23            0.06%   $109,499.56   7.050%      33.03%     677
35.01 - 40.00                  10       1,699,998.95             0.22    169,999.90   6.451       37.29      646
40.01 - 45.00                  2         476,999.99              0.06    238,500.00   7.780       41.28      593
45.01 - 50.00                  16       4,046,979.63             0.53    252,936.23   6.816       47.80      636
50.01 - 55.00                  19       3,968,241.70             0.52    208,854.83   6.738       52.89      647
55.01 - 60.00                  31       8,411,891.61             1.09    271,351.34   6.741       57.92      624
60.01 - 65.00                  58       13,231,008.35            1.72    228,120.83   6.604       63.34      624
65.01 - 70.00                  75       20,292,753.73            2.64    270,570.05   6.816       68.57      624
70.01 - 75.00                  96       30,218,777.98            3.93    314,778.94   6.590       73.71      630
75.01 - 80.00                 229       69,437,207.96            9.02    303,219.25   6.788       79.23      631
80.01 - 85.00                 183       57,929,190.30            7.52    316,552.95   6.926       84.24      626
85.01 - 90.00                 447      144,521,614.82           18.77    323,314.57   7.297       89.35      637
90.01 - 95.00                 158       47,428,538.34            6.16    300,180.62   7.370       92.15      647
95.01 - 100.00               1,391     367,730,901.94           47.77    264,364.42   7.010       80.10      655
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%      81.27%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
ORIGINAL LTV (%)           LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

31.31 - 35.00                  4         $437,998.23            0.06%   $109,499.56   7.050%    33.03%        677
35.01 - 40.00                  10       1,699,998.95             0.22    169,999.90   6.451     37.29         646
40.01 - 45.00                  2         476,999.99              0.06    238,500.00   7.780     41.28         593
45.01 - 50.00                  16       4,046,979.63             0.53    252,936.23   6.816     47.80         636
50.01 - 55.00                  19       3,968,241.70             0.52    208,854.83   6.738     52.89         647
55.01 - 60.00                  31       8,411,891.61             1.09    271,351.34   6.741     57.92         624
60.01 - 65.00                  59       13,513,758.34            1.76    229,046.75   6.620     63.37         624
65.01 - 70.00                  76       21,142,753.71            2.75    278,194.13   6.805     68.44         627
70.01 - 75.00                 100       30,920,027.98            4.02    309,200.28   6.596     73.71         630
75.01 - 80.00                1,613     436,673,832.63           56.72    270,721.53   6.977     79.86         651
80.01 - 85.00                 208       65,124,413.01            8.46    313,098.14   6.926     84.33         631
85.01 - 90.00                 449      143,807,144.83           18.68    320,283.17   7.311     89.59         637
90.01 - 95.00                 132       39,608,062.92            5.15    300,061.08   7.402     94.54         647
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%    81.27%        644
---------------------------------------------------------------------------------------------------------------------

                                       69
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
STATE                      LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

CALIFORNIA                   1,133     $403,984,131.61          52.48%  $356,561.46   6.916%      80.82%     647
FLORIDA                       213       44,334,439.96            5.76    208,142.91   7.326       82.65      639
ARIZONA                       194       38,567,890.03            5.01    198,803.56   7.196       81.60      640
NEW YORK                       91       33,737,113.98            4.38    370,737.52   6.838       80.25      659
NEW JERSEY                     85       26,923,900.13            3.50    316,751.77   7.205       82.72      649
NEVADA                        101       26,117,458.21            3.39    258,588.70   7.099       80.39      636
MASSACHUSETTS                  85       24,934,431.98            3.24    293,346.26   7.129       81.32      635
HAWAII                         53       21,482,854.01            2.79    405,336.87   6.806       81.19      666
WASHINGTON                     87       17,649,057.75            2.29    202,862.73   6.848       81.51      630
MARYLAND                       66       17,046,194.77            2.21    258,275.68   6.967       81.07      633
ILLINOIS                       69       14,896,786.95            1.94    215,895.46   7.073       81.73      631
COLORADO                       67       12,639,613.60            1.64    188,650.95   7.087       82.53      632
GEORGIA                        63       11,082,475.03            1.44    175,912.30   7.424       83.69      626
OREGON                         48       9,111,260.10             1.18    189,817.92   7.069       81.42      646
VIRGINIA                       22       6,679,279.97             0.87    303,603.64   7.082       82.56      633
MICHIGAN                       38       6,294,591.58             0.82    165,647.15   7.566       83.47      632
MINNESOTA                      25       5,787,283.52             0.75    231,491.34   7.060       81.49      627
CONNECTICUT                    17       4,604,629.95             0.60    270,860.59   7.827       83.68      624
OTHERS                        262       43,958,710.40            5.71    167,781.34   7.392       82.17      634
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%      81.27%     644
---------------------------------------------------------------------------------------------------------------------

                                       70
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
OCCUPANCY TYPE             LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

OWNER OCCUPIED               2,598     $739,753,810.60          96.09%  $284,739.73   7.002%      81.28%     643
SECOND HOME                   121       30,078,292.93            3.91    248,580.93   7.595       81.05      670
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%      81.27%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
PROPERTY TYPE              LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

ONE FAMILY                   1,915     $540,683,550.58        70.23%    $282,341.28   7.005%      81.18%     642
PUD DETACHED                  346       97,457,463.47         12.66      281,668.97   7.116       81.34      641
CONDO                         256       67,460,577.53          8.76      263,517.88   7.003       81.62      652
2-4 UNIT                      133       47,917,266.76          6.22      360,280.20   7.000       81.22      656
PUD ATTACHED                   69       16,313,245.19          2.12      236,423.84   7.306       82.46      640
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53       100.00%    $283,130.60   7.025%      81.27%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
LOAN PURPOSE               LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

CASH OUT REFINANCE            987      $295,459,550.68         38.38%    $299,351.12   6.966%    81.30%     631
PURCHASE                     1,475     409,436,045.43          53.19      277,583.76   7.083     81.25      654
RATE/TERM REFINANCE           257       64,936,507.42           8.44      252,671.24   6.933     81.29      636
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53        100.00%    $283,130.60   7.025%    81.27%     644
---------------------------------------------------------------------------------------------------------------------

                                       71
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
DOCUMENTATION TYPE         LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

FULL DOCUMENTATION           1,586     $413,453,683.00          53.71%  $260,689.59   6.718%       81.60%     631
LIMITED DOCUMENTATION          69       20,767,419.50            2.70    300,977.09   7.009        82.21      636
STATED DOCUMENTATION         1,064     335,611,001.03           43.60    315,423.87   7.404        80.81      660
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%       81.27%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
CREDIT SCORE               LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

504 - 525                      2         $435,185.16            0.06%   $217,592.58   6.644%       79.77%     506
551 - 575                      68       16,411,513.05            2.13    241,345.78   7.100        79.28      568
576 - 600                     433      111,931,317.91           14.54    258,501.89   7.166        80.58      590
601 - 625                     651      170,458,993.74           22.14    261,841.77   7.055        81.42      614
626 - 650                     600      166,359,161.41           21.61    277,265.27   7.014        81.55      637
651 - 675                     450      139,354,881.41           18.10    309,677.51   6.994        81.29      662
676 - 700                     235       75,264,240.49            9.78    320,273.36   6.953        81.69      687
701 - 725                     157       50,570,763.08            6.57    322,106.77   6.922        81.72      711
726 - 750                      50       16,760,591.11            2.18    335,211.82   6.966        81.26      736
751 - 775                      51       16,198,426.20            2.10    317,616.20   6.863        80.72      763
776 - 800                      18       4,958,629.98             0.64    275,479.44   6.638        79.82      787
801 - 813                      4        1,128,399.99             0.15    282,100.00   7.549        80.00      811
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%       81.27%     644
---------------------------------------------------------------------------------------------------------------------

                                       72
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
PREPAYMENT PENALTY TERM  NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
(MONTHS)                   LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

0                             632      $178,220,998.70          23.15%  $281,995.25   7.393%       81.16%     649
12                             74       22,996,120.63            2.99    310,758.39   7.374        81.73      647
24                           1,543     446,712,232.52           58.03    289,508.90   6.937        81.35      644
36                            470      121,902,751.68           15.83    259,367.56   6.744        81.05      636
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53         100.00%  $283,130.60   7.025%       81.27%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
LIEN TYPE                  LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

FIRST LIEN                   2,719     $769,832,103.53        100.00%    $283,130.60   7.025%     81.27%     644
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,719     $769,832,103.53        100.00%    $283,130.60   7.025%     81.27%     644
---------------------------------------------------------------------------------------------------------------------

                                       73
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
MAXIMUM MORTGAGE         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
RATE (%)                   LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

12.000 - 12.499                6        $2,184,861.39           0.29%   $364,143.57   5.359%      79.11%     653
12.500 - 12.999               208       66,249,966.98            8.66    318,509.46   5.801       78.18      651
13.000 - 13.499               384      114,895,200.05           15.02    299,206.25   6.278       79.51      648
13.500 - 13.999               800      236,361,443.25           30.90    295,451.80   6.756       81.43      645
14.000 - 14.499               547      146,454,926.85           19.15    267,742.10   7.238       81.35      642
14.500 - 14.999               438      117,666,429.68           15.38    268,644.82   7.718       82.38      642
15.000 - 15.499               191       48,349,445.01            6.32    253,138.46   8.231       83.17      642
15.500 - 15.999                88       23,030,945.23            3.01    261,715.29   8.718       85.61      633
16.000 - 16.499                27       6,383,839.93             0.83    236,438.52   9.252       86.93      621
16.500 - 16.999                13       3,125,703.98             0.41    240,438.77   9.721       89.40      615
17.000 - 17.350                2         129,942.85              0.02    64,971.43    10.225      92.23      626
---------------------------------------------------------------------------------------------------------------------
TOTAL                        2,704     $764,832,705.20         100.00%  $282,852.33   7.024%      81.30%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
MINIMUM MORTGAGE         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
RATE (%)                   LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

5.575 - 5.999                 174      $55,722,329.25         7.290%    $320,243.27   5.787%      78.33%     654
6.000 - 6.499                 417      125,566,699.20         16.420     301,119.18   6.226       79.30      647
6.500 - 6.999                 799      236,228,643.24         30.890     295,655.37   6.753       81.43      645
7.000 - 7.499                 549      147,197,091.68         19.250     268,118.56   7.234       81.36      642
7.500 - 7.999                 439      117,858,902.68         15.410     268,471.30   7.718       82.38      642
8.000 - 8.499                 195       49,333,080.16         6.450      252,990.15   8.197       83.11      642
8.500 - 8.999                  89       23,286,472.23         3.040      261,645.76   8.709       85.55      633
9.000 - 9.499                  27       6,383,839.93          0.830      236,438.52   9.252       86.93      621
9.500 - 9.999                  13       3,125,703.98          0.410      240,438.77   9.721       89.40      615
10.000 - 10.350                2         129,942.85           0.020      64,971.43    10.225      92.23      626
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,704     $764,832,705.20       100.00%    $282,852.33   7.024%      81.30%     644
---------------------------------------------------------------------------------------------------------------------

                                       74
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
MARGIN (%)                 LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

2.500 - 2.999                  5        $1,022,175.98           0.13%   $204,435.20   7.405%      84.29%     618
3.000 - 3.499                  1         359,761.70              0.05    359,761.70   8.100       80.00      755
3.500 - 3.999                  6         953,359.95              0.12    158,893.33   7.290       80.00      629
4.000 - 4.499                  2         319,119.99              0.04    159,560.00   6.607       80.00      628
5.000 - 5.499                  16       4,869,856.23             0.64    304,366.01   6.927       82.70      634
5.500 - 5.999                1,667     443,425,646.56           57.98    266,002.19   6.820       81.62      637
6.000 - 6.499                 974      304,206,711.12           39.77    312,327.22   7.313       80.83      655
6.500 - 6.999                  27       8,024,411.52             1.05    297,200.43   7.366       80.15      613
7.000 - 7.499                  2         476,500.00              0.06    238,250.00   6.299       86.55      660
8.000 - 8.499                  3         919,635.15              0.12    306,545.05   6.431       80.00      608
8.500 - 8.650                  1         255,527.00              0.03    255,527.00   7.838       80.00      625
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,704     $764,832,705.20         100.00%  $282,852.33   7.024%      81.30%     644
---------------------------------------------------------------------------------------------------------------------

                                       75
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
INITIAL RATE CAP (%)       LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

1.000 - 1.499                  7        $1,280,499.99           0.17%   $182,928.57   7.372%       79.33%     657
1.500 - 1.500                2,697     763,552,205.21           99.83    283,111.68   7.023        81.30      644
---------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,704     $764,832,705.20         100.00%  $282,852.33   7.024%       81.30%     644
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
                         NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
PERIODIC RATE CAP (%)      LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

1.000 - 1.499               7           $1,280,499.99           0.17%   $182,928.57   7.372%       79.33%     657
1.500 - 1.500             2,697        763,552,205.21           99.83    283,111.68   7.023        81.30      644
---------------------------------------------------------------------------------------------------------------------
TOTAL:                    2,704        $764,832,705.20         100.00%  $282,852.33   7.024%       81.30%     644
---------------------------------------------------------------------------------------------------------------------

                                       76
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                       THE MORTGAGE LOANS (IO COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------

                                                               % OF
                                                          POOL BY UNPAID     AVG.    WTD. AVG.  WTD. AVG.  WTD. AVG.
NEXT RATE ADJUSTMENT     NUMBER OF    UNPAID PRINCIPAL       PRINCIPAL    PRINCIPAL    GROSS    ORIGINAL    CREDIT
DATE                       LOANS           BALANCE            BALANCE      BALANCE    COUPON      LTV       SCORE
---------------------------------------------------------------------------------------------------------------------

6/1/2007                     1        $100,000.00              0.01%    $100,000.00   6.350%       35.09%     607
8/1/2007                     5        1,064,108.00             0.14      212,821.60   7.057        77.70      649
9/1/2007                     60      17,033,158.01             2.23      283,885.97   7.062        82.67      634
10/1/2007                   907      271,609,398.86            35.51     299,459.09   6.941        81.21      646
11/1/2007                   479      134,637,862.32            17.60     281,081.13   7.074        81.55      646
12/1/2007                   356      104,996,982.60            13.73     294,935.34   7.323        80.94      643
8/1/2008                     3         833,200.00              0.11      277,733.33   7.150        86.45      660
9/1/2008                     55      13,778,290.22             1.80      250,514.37   6.628        81.06      630
10/1/2008                   434      115,640,751.46            15.12     266,453.34   6.848        81.24      639
11/1/2008                   281      72,010,223.90             9.42      256,264.14   7.044        81.78      642
12/1/2008                    73      19,825,154.00             2.59      271,577.45   7.398        82.21      654
8/1/2010                     1         121,513.55              0.02      121,513.55   7.425        80.00      623
9/1/2010                     11       3,119,399.93             0.41      283,581.81   6.963        81.44      661
10/1/2010                    17       4,889,184.36             0.64      287,599.08   6.988        77.45      645
11/1/2010                    17       4,180,027.99             0.55      245,884.00   7.196        78.76      649
12/1/2010                    4         993,450.00              0.13      248,362.50   7.235        76.97      647
---------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,704    $764,832,705.20           100.00%   $282,852.33   7.024%       81.30%     644
---------------------------------------------------------------------------------------------------------------------

                                       77
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the
         Depositor has filed with the SEC for more complete information about the Depositor and the offering.